                                  SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14a INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  Confidential, for Use of the Commission
                                               Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12


                     MONTGOMERY STREET INCOME SECURITIES
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement no.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

MONTGOMERY STREET


INCOME SECURITIES, INC.



101 CALIFORNIA STREET, SUITE 4500



SAN FRANCISCO, CALIFORNIA 94111


1-800-349-4281


                                   NOTICE OF
                                      2006
                                 ANNUAL MEETING
                                OF STOCKHOLDERS
                                      AND
                                PROXY STATEMENT

                               [MONTGOMERY LOGO]

                               MONTGOMERY STREET
                            INCOME SECURITIES, INC.

                                   This page
                                 intentionally
                                   left blank

                      IMPORTANT NEWS FOR FUND STOCKHOLDERS

     While we encourage you to read the full text of the enclosed Proxy Statement, here is a brief overview of the matters affecting your Fund that will be the subject of a stockholder vote.

                          Q & A: QUESTIONS AND ANSWERS

Q. WHAT ISSUES AM I BEING ASKED TO VOTE ON?

A. You are being asked to vote on the following two proposals:

   - To re-elect the five current Directors of the Fund.

   - To approve a new Investment Advisory Agreement (the "New Advisory Agreement") between the Fund and Hartford Investment Management Company (the "New Advisor").

Q. WHY AM I BEING ASKED TO VOTE ON THE NEW ADVISORY AGREEMENT?

A. On December 1, 2005, the parent company of the current investment advisor of the Fund, Deutsche Investment Management Americas Inc. (the "Current Advisor"), sold parts of its asset management business to Aberdeen Asset Management PLC ("Aberdeen PLC"). Certain members of the Fund's portfolio management team moved to an Aberdeen PLC affiliate as part of the sale, and the Current Advisor determined to cease its relationship with the Fund. The Board of Directors conducted a search for a new investment advisor and selected Hartford Investment Management Company (the "New Advisor") to replace the Current Advisor. See "Background" under Proposal 2 in the enclosed Proxy Statement. As of June 9, 2006, the New Advisor will begin providing advisory services to the Fund under an interim investment advisory agreement (the "Interim Advisory Agreement"). If stockholders do not approve the New Advisory Agreement by November 6, 2006, the Interim Advisory Agreement will terminate and the Board of Directors will take such action as it deems to be in the best interest of the Fund and its stockholders.

   THE BOARD OF DIRECTORS OF THE FUND, NONE OF WHOSE MEMBERS ARE AFFILIATED WITH THE NEW ADVISOR, RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE NEW ADVISORY AGREEMENT. See "Board Considerations" under Proposal 2 in the enclosed Proxy Statement.

Q. WILL THE EXPENSES OF THE FUND BE THE SAME UPON APPROVAL OF THE NEW ADVISORY AGREEMENT?

A. No. It is estimated that, after approval of the New Advisory Agreement, the combined management and administration fees of the Fund, as a percentage of net assets, will be approximately 0.02% higher than those under the current advisory agreement with the Current Advisor (the "Current Advisory Agreement"). It is also estimated that the total annual operating expenses of the Fund, as a percentage of net assets, will be approximately 0.01% higher than those under the Current Advisory Agreement. While the expenses of the Fund are expected to increase under the New Advisory Agreement, the Board of Directors did not have the option of continuing the Current Advisory Agreement. See "Pro Forma Expenses" under Proposal 2 in the enclosed Proxy Statement.

Q. WHO WILL PAY FOR THE COSTS ASSOCIATED WITH THE TRANSITION TO THE NEW ADVISOR?

A. The Current Advisor has agreed to bear these costs, excluding any transaction or other costs related to the transitioning of the Fund's portfolio. See "Background" under Proposal 2 in the enclosed Proxy Statement.

Q. HOW CAN I VOTE MY SHARES?

A. You may choose from the following options:


   - Through the Internet, by visiting the Web site address provided on the enclosed proxy card;



   - By telephone, using the toll-free number provided on the enclosed proxy card;


   - By mail, using the enclosed proxy card and return envelope; or

   - In person at the stockholder meeting.


We encourage you to vote over the Internet or by telephone, using the voting control number that appears on your proxy card. These voting methods will save your Fund money. Whichever method you choose, please take the time to read the full text of the Proxy Statement before you vote.


Q. WHOM SHOULD I CALL FOR ADDITIONAL INFORMATION?


A. Please call Georgeson Shareholder, the Fund's information agent, toll free at
   (866) 214-4433.

                                                                    May 24, 2006


To the Stockholders:

     The Annual Meeting of Stockholders of Montgomery Street Income Securities, Inc. (the "Fund") is to be held at 10:00 a.m. (Pacific time) on Thursday, July 13, 2006 at 101 California Street, 5th Floor, San Francisco, California. A Proxy Statement regarding the meeting, a proxy card for your vote at the meeting and an envelope -- postage prepaid -- in which to return your proxy card are enclosed.


     At the Annual Meeting, the stockholders will elect the Fund's Directors and consider the approval of a New Advisory Agreement between the Fund and Hartford Investment Management Company. In addition, the stockholders present will hear a report of the Fund. There will be an opportunity to discuss matters of interest to you as a stockholder.


     The enclosed Proxy Statement provides greater detail about each proposal. THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT THE STOCKHOLDERS VOTE IN FAVOR OF EACH PROPOSAL.


     To vote, simply fill out the enclosed proxy card -- be sure to sign and date it -- and return it to us in the enclosed postage-prepaid envelope. You may also vote through the Internet, by visiting the web site address on your proxy card, or by telephone, using the toll-free number on your proxy card. Your vote is very important to us. Thank you for your response and for your continued investment with the Fund.


Respectfully,

/s/ Richard J. Bradshaw

Richard J. Bradshaw
Chairman of the Board

/s/ Michael Colon

Michael Colon
President and Chief Executive Officer

                   MONTGOMERY STREET INCOME SECURITIES, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of
Montgomery Street Income Securities, Inc.:

    Please take notice that the Annual Meeting of Stockholders (the "Annual Meeting") of Montgomery Street Income Securities, Inc. (the "Fund") has been called to be held at 101 California Street, 5th Floor, San Francisco, California, on Thursday, July 13, 2006 at 10:00 a.m. (Pacific time), for the following purposes:

    Proposal 1:  To elect five Directors of the Fund to hold office until the next Annual Meeting or until their respective successors shall have been duly elected and qualified.


    Proposal 2:  To approve a New Advisory Agreement between the Fund and
                 Hartford Investment Management Company.


    Those present and the appointed proxies will also transact such other business, if any, as may properly come before the Annual Meeting or any adjournments or postponements thereof.

    Holders of record of the shares of common stock of the Fund at 5:00 p.m. (Eastern time) on May 12, 2006 are entitled to vote at the Annual Meeting or any adjournments or postponements thereof.

    In the event that the necessary quorum to transact business or the vote required to approve any proposal is not obtained at the Annual Meeting, the persons named as proxies on the enclosed proxy card may propose one or more adjournments of the Annual Meeting to permit, in accordance with applicable law, further solicitation of proxies with respect to that proposal. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the Annual Meeting to be adjourned. The persons named as proxies on the enclosed proxy card will vote FOR any such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote AGAINST any such adjournment those proxies required to be voted against such proposal.

                                              By order of the Board of
                                              Directors,

                                              /s/ John Millette


May 24, 2006                                  John Millette, Secretary



IMPORTANT -- WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE AND IS INTENDED FOR YOUR CONVENIENCE. YOU MAY ALSO VOTE THROUGH THE INTERNET, BY VISITING THE WEB SITE ADDRESS ON YOUR PROXY CARD, OR BY TELEPHONE, USING THE TOLL-FREE CALL TO THE NUMBER ON YOUR PROXY CARD. YOUR PROMPT VOTE MAY SAVE THE FUND THE NECESSITY OF FURTHER SOLICITATIONS TO ENSURE A QUORUM AT THE ANNUAL MEETING. IF YOU CAN ATTEND THE ANNUAL MEETING AND WISH TO VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL BE ABLE TO DO SO.

                   MONTGOMERY STREET INCOME SECURITIES, INC.
                           C/O JACKSON FUND SERVICES
                       225 WEST WACKER DRIVE, SUITE 1200
                            CHICAGO, ILLINOIS 60606

                                 1-866-255-1935


                                PROXY STATEMENT


RECORD DATE: May 12, 2006                             MAILING DATE: May 24, 2006


INTRODUCTION

     The Board of Directors of Montgomery Street Income Securities, Inc. (the "Fund") is soliciting proxies for use at the Annual Meeting of Stockholders (the "Annual Meeting"). The Annual Meeting will be held at 101 California Street, 5th Floor, San Francisco, California, on Thursday, July 13, 2006 at 10:00 a.m. (Pacific time). The Board of Directors is also soliciting proxies for use at any adjournment or postponement of the Annual Meeting. This Proxy Statement is furnished in connection with this solicitation.


     The Fund may solicit proxies by mail, telephone, telegram, and personal interview. Georgeson Shareholder, 17 State Street, New York, New York 10004, has been engaged to assist in the solicitation of proxies for the Fund, at an estimated cost of $41,000. In addition, the Fund may request personnel of the Fund's new administrator, Jackson Fund Services, a division of Jackson National Asset Management, LLC (the "New Administrator"), to assist in the solicitation of proxies for no separate compensation. It is anticipated that the Fund will request brokers, custodians, nominees, and fiduciaries who are record owners of stock to forward proxy materials to their principals and obtain authorization for the execution of proxies. Upon request, the Fund will reimburse the brokers, custodians, nominees, and fiduciaries for their reasonable expenses in forwarding proxy materials to their principals. The Fund and the Fund's current investment advisor, Deutsche Investment Management Americas Inc., will share the cost of soliciting proxies.


     You may revoke the enclosed proxy at any time insofar as it has not yet been exercised by the appointed proxies. You may do so by:


     - Written notice to the Fund, c/o Georgeson Shareholder, 17 State Street, 10th Floor, NY, NY 10004, Attn: MSIS;

     - Giving a later proxy; or

     - Attending the Annual Meeting and voting your shares in person.


     In order to hold the Annual Meeting, a majority of the shares entitled to be voted must have been received by proxy or be present at the Annual Meeting. If a shareholder abstains from voting on a proposal or if a broker returns a "non-vote" proxy, indicating a lack of authority to vote on a proposal, then the shares represented by such abstention or non-vote will be considered to be present at the Annual Meeting for purposes of determining the existence of a quorum. However, abstentions and broker non-votes are disregarded in determining the "votes cast" on an issue. For this reason, abstentions and broker non-votes will assist a Fund in obtaining a quorum but both have the practical effect of a "no" vote for purposes of obtaining the requisite vote for approval of a proposal.


     In the event that the necessary quorum to transact business or the vote required to approve any proposal is not obtained at the Annual Meeting, the persons named as proxies on the enclosed proxy card may propose one or more adjournments of the Annual Meeting to permit, in accordance with applicable law, further solicitation of proxies with respect to that proposal. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the Annual Meeting to be adjourned. The persons named as proxies on the enclosed proxy card will vote FOR any such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote AGAINST any such adjournment those proxies required to be voted against such proposal.

     The record date for determination of stockholders entitled to receive notice of the Annual Meeting and to vote at the Annual Meeting or any adjournments or postponements thereof, was May 12, 2006 at 5:00 p.m., Eastern time (the "Record Date").


     As of the Record Date, there were issued and outstanding 10,376,872 shares of common stock of the Fund, constituting all of the Fund's then outstanding securities. Each share of common stock is entitled to one vote. The following table sets forth, for each Director of the Fund, the current and new chief executive officers of the Fund, and the Directors and the new executive officers as a group, as of May 3, 2006, the amount of shares beneficially owned in the Fund, the dollar range of securities owned in the Fund, and the aggregate dollar range of all shareholdings in all funds overseen by each Director in the same family of investment companies. Each Director's and chief executive officer's individual beneficial shareholdings in the Fund constituted less than 1% of the outstanding shares of the Fund, and, as a group, the Directors and the new executive officers owned beneficially less than 1% of the outstanding shares of the Fund.

                                                                            AGGREGATE DOLLAR
                                                                             RANGE OF EQUITY
                                           AMOUNT OF                        SECURITIES IN ALL
                                             SHARES                          FUNDS OVERSEEN
                                          BENEFICIALLY    DOLLAR RANGE OF     IN FAMILY OF
                                            OWNED IN     EQUITY SECURITIES     INVESTMENT
                              POSITION    THE FUND(1)       IN THE FUND       COMPANIES(2)
                              --------    ------------   -----------------  -----------------
INDEPENDENT DIRECTORS
Richard J. Bradshaw.......  Chairman and      7,475(3)     Over $100,000      Over $100,000
                            Director
Victor L. Hymes...........  Director          2,901      $50,000-$100,000   $50,000-$100,000
John T. Packard...........  Director          1,500       $10,000-$50,000    $10,000-$50,000
Wendell G. Van Auken......  Director         31,028        Over $100,000      Over $100,000
James C. Van Horne........  Director          2,500       $10,000-$50,000    $10,000-$50,000
CHIEF EXECUTIVE OFFICER
Michael Colon(4)..........  Current               0              0
                            President
                            and Chief
                            Executive
                            Officer
Mark D. Nerud(4)..........  New                   0              0
                            President
                            and Chief
                            Executive
                            Officer
All Directors and New
  Executive Officers as a
  Group...................
                                             45,404(5)     Over $100,000

---------------------

(1) The information as to beneficial ownership is based on statements furnished to the Fund by each Director, nominee and executive officer. Unless otherwise indicated, each person has sole voting and investment power over the shares reported.

(2) Consists of all funds overseen by the Director, managed by Hartford Investment Management Company, and holding themselves out as related for purposes of investment and investor services.

(3) Includes 4,890 shares held with sole voting and investment power and 2,585 shares held with shared voting and investment power.

(4) Mr. Colon is the current President and Chief Executive Officer of the Fund. Mr. Nerud was appointed President and Chief Executive Officer of the Fund, effective June 9, 2006.

(5) Includes 42,819 shares held with sole voting and investment power and 2,585 shares held with shared voting and investment power.

     To the Fund's knowledge, as of April 30, 2006, no person owned beneficially more than 5% of the Fund's outstanding shares.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and Section 30(h) of the Investment Company Act of 1940, as amended ("the 1940 Act"), as applied to a closed-end fund, require a fund's officers and directors, investment advisor, affiliated persons of the investment advisor, and persons who beneficially own more than ten percent of a registered class of the fund's outstanding securities ("reporting persons"), to file reports of ownership of the fund's securities and changes in such ownership with the U.S. Securities and Exchange Commission (the "SEC") and any exchange on which the fund's securities are traded. Such persons are required by SEC regulations to furnish the fund with copies of all such reports.


     Based on a review of reports filed by the Fund's reporting persons, and written representations by the reporting persons that no year-end reports were required for such persons, all filings required by Section 16(a) of the 1934 Act for the fiscal year ended December 31, 2005, were timely, except that William Chepolis and Michael Colon each filed a Form 3 late.



     THE FUND PROVIDES PERIODIC REPORTS TO ALL STOCKHOLDERS WHICH HIGHLIGHT RELEVANT INFORMATION, INCLUDING INVESTMENT RESULTS AND A REVIEW OF PORTFOLIO STRATEGY. YOU MAY RECEIVE AN ADDITIONAL COPY OF THE ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 2005, WITHOUT CHARGE, BY CALLING 1-866-255-1935 OR WRITING THE FUND, C/O JACKSON FUND SERVICES, 225 WEST WACKER DRIVE, SUITE 1200, CHICAGO, ILLINOIS 60606.


PROPOSAL 1 -- ELECTION OF DIRECTORS

     At the Annual Meeting, stockholders will be asked to elect five individuals to constitute the Board of Directors of the Fund. Each Director so elected will hold office until the next annual meeting or until the election and qualification of a successor. The five individuals listed below under "Information Concerning Nominees" were nominated for election as Directors of the Fund by the Fund's present Board of Directors. Each of the nominees is currently a Director of the Fund and was elected to serve as a Director at the 2005 Annual Meeting of Stockholders.

     The persons named as proxies on the enclosed proxy card intend to vote for all of the nominees named below, unless authority to vote for any or all of the nominees is withheld. In the unanticipated event that any nominee for Director cannot be a candidate at the Annual Meeting, the appointed proxies will vote their proxy in favor of the remainder of the nominees and, in addition, in favor of such substitute nominee(s) (if any) as the Board of Directors shall designate. Alternatively, the proxies may vote in favor of a resolution reducing the number of Directors to be elected at the Annual Meeting.

INFORMATION CONCERNING NOMINEES

     Each of the nominees is listed below. The address of each nominee is c/o Montgomery Street Income Securities, Inc., c/o Jackson Fund Services, 225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606. Each nominee has consented to be nominated and to serve if elected.

                            PRINCIPAL OCCUPATION OR EMPLOYMENT         YEAR FIRST
                         DURING PAST FIVE YEARS AND DIRECTORSHIPS       BECAME A
NOMINEE (AGE)                   IN PUBLICLY HELD COMPANIES              DIRECTOR
--------------------  -----------------------------------------------  ----------
                                   INDEPENDENT DIRECTORS
RICHARD J. BRADSHAW   Mr. Bradshaw is the Executive Director of             1991
(57)                  Cooley Godward LLP (law firm). He has acted as
                      Chairman of the Board of the Fund since July
                      2004.
VICTOR L. HYMES       Since April 2004 Mr. Hymes has been CEO and           2005
(48)                  Chief Investment Officer of Legato Capital
                      Management LLC (investment advisor). He was
                      Chief Operating Officer and Chief Investment
                      Officer of Cazenave Partners, LLC (investment
                      advisor) from January 2003 to January 2004. Mr.
                      Hymes was a Managing Director of a predecessor
                      of the Current Advisor from January 1997 to
                      April 2002, and served as the President of the
                      Fund from February 2000 to April 2002.

                            PRINCIPAL OCCUPATION OR EMPLOYMENT         YEAR FIRST
                         DURING PAST FIVE YEARS AND DIRECTORSHIPS       BECAME A
NOMINEE (AGE)                   IN PUBLICLY HELD COMPANIES              DIRECTOR
--------------------  -----------------------------------------------  ----------
JOHN T. PACKARD       Since January 2005 Mr. Packard has been               2001
(72)                  Executive Vice President of Mt. Eden Investment
                      Advisors LLC. He was an Advisory Managing
                      Director of Weiss, Peck & Greer Investments
                      (investment advisor and broker-dealer) from
                      February 2000 to January 2002 and a Managing
                      Director from January 2002 to December 2004.
                      Mr. Packard was a Managing Director of a
                      predecessor of the Current Advisor from 1985 to
                      1998 and an Advisory Managing Director from
                      1999 to 2000, and served as the President of
                      the Fund from 1988 to February 2000.
WENDELL G. VAN AUKEN  Mr. Van Auken is a Managing Director of several       1994
(61)                  venture capital funds affiliated with Mayfield.
                      He also serves as a Director of Advent Software
                      (portfolio software company).
JAMES C. VAN HORNE    Dr. Van Horne is the A.P. Giannini Professor of       1985
(70)                  Finance, Graduate School of Business, Stanford
                      University. He also serves as a Director of
                      Synnex Corporation (information technology
                      distributor) and Bailard Opportunity Fund
                      Group, Inc. (registered investment company).
                      Dr. Van Horne was Chairman of the Board of the
                      Fund from July 1992 to July 2004.


     A majority of the board members of a registered investment company must not be interested persons ("Interested Persons") of the company, as defined in the 1940 Act, for the company to take advantage of certain exemptive rules under the 1940 Act. Directors of the Fund who are not Interested Persons are referred to in this Proxy Statement as "Independent Directors." If the nominees proposed for election as Directors of the Fund are elected, all the members of the Board of Directors will be Independent Directors. As required, each of the nominees who will be considered an Independent Director, if elected, was selected and nominated solely by the current Independent Directors of the Fund.

     Each nominee currently serves as a board member of one portfolio in the complex of funds that hold themselves out as related companies for purposes of investment or investor services or are managed by Hartford Investment Management Company ("the New Advisor") or its affiliated persons (the "Fund Complex").

     As of April 30, 2006, none of the nominees beneficially owned securities of the New Advisor or any person directly or indirectly controlling, controlled by or under common control with the New Advisor.

BOARD OF DIRECTORS; NOMINATIONS; BOARD AND COMMITTEE MEETINGS

     The primary responsibility of the Board of Directors is to represent the interests of the stockholders of the Fund and to provide oversight of the management of the Fund.


     The Board of Directors does not have a nominating committee or a charter relating to the nomination of Directors. The full Board considers possible candidates to fill vacancies on the Board of Directors, reviews the qualifications of candidates recommended by stockholders and others, and recommends the slate of nominees to be proposed for election by stockholders at the annual meeting. As noted above, individuals who would be considered Independent Directors, if elected, must be selected and nominated solely by the Independent Directors of the Fund. In light of the fact that all the members of the Board of Directors are Independent Directors, the Board believes that it is appropriate for the full Board to participate in the consideration of Director candidates. Stockholders wishing to recommend any Director candidate should submit in writing a brief description of the candidate's business experience and other information relevant to the candidate's qualifications to serve as a Director. Submissions should be addressed to the Chairman of the Board of Directors, Montgomery Street Income Securities, Inc., c/o Jackson Fund Services, 225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606. In order to be considered at the 2007 annual meeting, submission should be made by January 27, 2007.


     The Board of Directors has an Executive Committee, a Valuation Committee and an Audit Committee. In 2005, the Board of Directors held eight meetings, the Valuation Committee held one meeting, and the Audit Committee held four meetings. The Executive Committee did not meet in 2005. Each Director attended at least 75% of the total number of meetings of the Board of Directors and of all Committees of the Board on which he served in 2005.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

     The Board of Directors provides a process for stockholders to send communications to the Board. Correspondence should be sent by U.S. mail or courier service to the Chairman of the Board of Directors, Montgomery Street Income Securities, Inc., c/o Jackson Fund Services, 225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606. It is the general policy of the Fund that the Directors should be represented at the Annual Meeting. All of the Directors attended the last Annual Meeting, which was held on July 14, 2005.

EXECUTIVE COMMITTEE

     The Executive Committee is authorized to exercise all powers of the Board of Directors permitted to be exercised under the Maryland General Corporation Law. The Committee is composed of two Independent Directors (Messrs. Bradshaw and Van Horne).

VALUATION COMMITTEE

     The Valuation Committee reviews Valuation Procedures adopted by the Board of Directors, determines the fair value of the portfolio assets of the Fund as needed in accordance with the Valuation Procedures and performs such other tasks as the full Board of Directors deems necessary. The Committee is composed of three Independent Directors (Messrs. Hymes (Chair), Van Auken and Van Horne).

AUDIT COMMITTEE

     The Audit Committee oversees the accounting and financial reporting policies and practices of the Fund, its internal controls over financial reporting and, as the Audit Committee deems appropriate, the internal controls of certain service providers to the Fund. The Audit Committee also oversees the quality, objectivity and integrity of the Fund's financial statements and the independent audit thereof, exercises direct responsibility for the appointment, compensation, retention and oversight of the work performed by the independent auditors, reviews the independent auditors' qualifications and independence, and acts as a liaison between the Fund's independent auditors and the full Board of Directors.

     The Audit Committee is composed of three Independent Directors (Messrs. Van Auken (Chair), Packard and Van Horne). Each Committee member meets the independence requirements of the New York Stock Exchange listing standards. The Audit Committee is governed by a written charter adopted by the Board of Directors that sets forth in greater detail the Committee's purposes, duties and powers. A copy of the charter effective as of June 9, 2006 is attached to this Proxy Statement as Exhibit A.

AUDIT COMMITTEE REPORT

     At meetings of the Audit Committee held on February 16, 2006 and April 18, 2006, the Committee reviewed the Fund's audited financial statements and discussed the financial statements with management and the independent auditors. The Committee discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). In addition, the Committee discussed with the independent auditors the auditors' independence from management and reviewed the written disclosures and letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). Based on those reviews and discussions, the Committee recommended to the Board of

Directors that the audited financial statements be included in the Fund's annual report to stockholders for the 2005 fiscal year.

                                                 The Audit Committee:
                                                   Wendell G. Van Auken, Chair
                                                   John T. Packard
                                                   James C. Van Horne

INDEPENDENT AUDITORS

     The Fund's financial statements for the fiscal years ended December 31, 2004 and 2005 were audited by Ernst & Young LLP ("E&Y") and PricewaterhouseCoopers LLP ("PwC"), respectively. The following table shows fees billed by E&Y and PwC during the 2004 and 2005 fiscal years: (i) for audit, audit-related, tax and other services provided to the Fund, and (ii) for audit-related, tax and other services provided to the Current Advisor and entities controlling, controlled by, or under common control with the Current Advisor that provide ongoing services to the Fund (the "Advisor Entities").

                                        AUDIT RELATED
                                           FEES(2)          TAX FEES(3)      ALL OTHER FEES(4)
                       AUDIT FEES(1)   ---------------   -----------------   -----------------
                       -------------          ADVISOR             ADVISOR             ADVISOR
FISCAL YEAR ENDED          FUND        FUND   ENTITIES    FUND    ENTITIES   FUND    ENTITIES
-----------------      -------------   ----   --------   ------   --------   -----   ---------
December 31, 2005....     $41,500       $0    $268,900   $    0   $197,605    $0     $104,635
December 31, 2004....     $56,000       $0    $347,500   $5,900   $      0    $0     $331,601

---------------------
(1) "Audit Fees" are the aggregate fees billed for professional services rendered for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) "Audit Related Fees" are the aggregate fees billed for services in connection with the assessment of internal controls and additional related procedures that are reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees."

(3) "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance and tax planning.

(4) "All Other Fees" are the aggregate fees billed for products and services other than "Audit Fees," "Audit Related Fees" and "Tax Fees," and include fees for services in connection with risk management and process improvement initiatives for the Current Advisor and other related entities that provide support for the operations of the Fund.

     Audit Committee Pre-Approval Procedures. The Audit Committee has adopted procedures for the pre-approval by the Audit Committee of (i) the engagement of the Fund's independent auditors to provide audit and non-audit services to the Fund and (ii) the engagement of the Fund's independent auditors to provide non-audit services to the investment advisor or its related entities that relate directly to the Fund's operations and financial reporting. If time does not permit, the Chairman of the Audit Committee is authorized to pre-approve the engagement of the independent auditors on behalf of the Audit Committee. The independent auditors and the investment advisor are required to report on the initiation of any such engagement at the next regular Audit Committee meeting.

     All Non-Audit Fees. The aggregate non-audit fees billed by E&Y and PwC for services rendered to the Fund and the Advisor Entities during the 2004 and 2005 fiscal years were $337,401 and $302,240, respectively. The Audit Committee considered whether E&Y's and PwC's provision of non-audit services to the Advisor Entities that were not pre-approved by the Audit Committee were compatible with maintaining E&Y's and PwC's independence.

     New Auditors. At a meeting held on April 8, 2005, based on Audit Committee recommendations and approvals, the full Board of Directors unanimously voted to dismiss E&Y and to approve PwC as the Fund's independent auditors for the fiscal year ending December 31, 2005 to examine the Fund's books and accounts and to certify the Fund's financial statements. During each of the 2003 and 2004 fiscal years and the interim period between December 31, 2004 and April 7, 2005, there was no disagreement between E&Y and the Fund on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreement, if not resolved to the satisfaction of E&Y, would have caused E&Y to make reference to the subject matter of the disagreement in its audit reports. The audit reports of E&Y on the Fund's financial statements for the 2003 and 2004 fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.


     PwC has advised the Fund that, because it has an existing financial relationship with the parent of the New Advisor, PWC will be required to resign under applicable accounting rules as the Fund's independent registered public accountants because it will no longer be considered "independent" with respect to the Fund. PwC expects to resign effective as of June 9, 2006, the date the New Advisor begins providing advisory services to the Fund under an interim advisory agreement. See "Background" under Proposal 2 below. During the 2005 fiscal year and the interim period between December 31, 2005 and the date of this Proxy Statement, there was no disagreement between PwC and the Fund on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreement, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of the disagreement in its audit report. The audit report of PwC on the Fund's financial statements for the 2005 fiscal year did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

     The Board of Directors is in the process of selecting new auditors for the fiscal year ending December 31, 2006 and expects to complete that process in advance of the Annual Meeting.

     Representatives of PwC are not expected to be present at the Annual Meeting, but will be available by telephone to respond to appropriate questions posed by stockholders or management and to make a statement if they desire to do so.

OFFICERS OF THE FUND

     The following table sets forth certain information concerning each officer of the Fund, effective June 9, 2006. The address of each officer is c/o Jackson Fund Services, 225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606.

                           POSITION WITH THE FUND; PRINCIPAL
                            OCCUPATION OR EMPLOYMENT DURING     YEAR FIRST BECAME
       NAME (AGE)                   PAST FIVE YEARS               AN OFFICER(1)
       ----------                   ---------------               -------------
Mark D. Nerud (39)        President and Chief Executive               2006
                          Officer; Chief Financial Officer,
                          Jackson National Asset Management,
                          LLC (since 2000).
Jeffrey C. Nellessen      Treasurer and Chief Financial               2006
  (44)                    Officer; Controller, Jackson
                          National Asset Management, LLC
                          (since 2005); Chief Financial
                          Officer, Treasurer, and Secretary,
                          Security Capital Research &
                          Management (2002 to 2003); Vice
                          President, Controller, Treasurer,
                          and Secretary, Security Capital
                          Research & Management (1997 to
                          2002).

                           POSITION WITH THE FUND; PRINCIPAL
                            OCCUPATION OR EMPLOYMENT DURING     YEAR FIRST BECAME
       NAME (AGE)                   PAST FIVE YEARS               AN OFFICER(1)
       ----------                   ---------------               -------------
Susan S. Rhee (34)        Secretary; Secretary, Jackson               2006
                          National Asset Management, LLC
                          (since 2000).
Toni M. Bugni (32)        Chief Compliance Officer; Compliance        2006
                          Manager, Jackson Fund Services (a
                          division of Jackson National Asset
                          Management, LLC) (since 2006); Legal
                          Assistant, MetLife Advisers, LLC
                          (2004 to 2006); Regulatory
                          Administration Senior Specialist,
                          PFPC Inc. (2003 to 2004); Reporting
                          and Compliance Senior Specialist,
                          Investors Bank & Trust (2001 to
                          2003).

---------------------
(1) All officers are appointed annually by, and serve at the discretion of, the Board of Directors.

REMUNERATION OF DIRECTORS AND OFFICERS

     Each Director receives remuneration from the Fund for his or her services. The Fund does not compensate its officers, since the New Administrator will make these individuals available to the Fund to serve without compensation from the Fund. Remuneration to Directors consists of a quarterly retainer of $3,000 (except the Chairman of the Board, whose quarterly retainer is $7,000, and the Chairman of the Audit Committee, whose quarterly retainer is $4,000) and a fee of $750 for each Board meeting attended and $500 for each committee meeting attended, as well as any related expenses. For the fiscal year ended December 31, 2005, total compensation (including reimbursement of expenses) for all Directors as a group was $106,533.

     The Compensation Table below provides the following data:

      Column (1) Each Director who received compensation from the Fund.

      Column (2) Aggregate compensation received by a Director from the Fund.

      Column (3) Total compensation received by a Director from the Fund and Fund Complex. No member of the Board serves as a Director for any other fund in the Fund Complex nor does any Director receive any pension or retirement benefits from the Fund.

                               COMPENSATION TABLE
                  for the fiscal year ended December 31, 2005

  ----------------------------------------------------------
           (1)                 (2)               (3)
  ----------------------------------------------------------
                                          TOTAL COMPENSATION
                            AGGREGATE         FROM FUND
    NAME OF DIRECTOR,     COMPENSATION     AND FUND COMPLEX
        POSITION            FROM FUND      PAID TO DIRECTOR
  ----------------------------------------------------------
  INDEPENDENT DIRECTORS
  Richard J. Bradshaw        $31,750           $31,750
  Board Chairman and
  Director
  Victor L. Hymes(1)         $ 8,326           $ 8,326
  Director and
  Valuation Committee
  Chairman
  John T. Packard            $17,750           $17,750
  Director
  Wendell G. Van Auken       $22,250           $22,250
  Director and Audit
  Committee Chairman
  James C. Van Horne         $17,750           $17,750
  Director
  ----------------------------------------------------------

---------------------
(1) Commencing July 14, 2005.

BOARD RECOMMENDATION AND REQUIRED VOTE

     Election of the nominees for Director requires the affirmative vote of a plurality of the votes cast in person or by proxy at the Annual Meeting.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS OF THE FUND VOTE FOR THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR.

PROPOSAL 2 -- APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT WITH HARTFORD
              INVESTMENT MANAGEMENT COMPANY

BACKGROUND

     Deutsche Investment Management Americas Inc. (the "Current Advisor"), 345 Park Avenue, New York, New York, currently acts as investment advisor and administrator to the Fund pursuant to a Management and Investment Advisory Agreement dated August 15, 2002 (the "Current Advisory Agreement").

     On July 7, 2005, Deutsche Bank AG, the parent company of the Current Advisor, entered into an agreement with Aberdeen Asset Management PLC ("Aberdeen PLC") to sell parts of its London- and Philadelphia-based asset management businesses to Aberdeen PLC. The Fund's portfolio managers (other than the high yield portfolio manager) were employed at the time by the Philadelphia-based business being sold. Initially, it was expected that the Current Advisor would recommend to the Fund that the Current Advisor continue as the investment advisor and administrator to the Fund and that an Aberdeen PLC affiliate ("Aberdeen") be engaged as a sub-advisor to the Fund. Instead, because of the costs involved in managing a relatively small fund with a separate board and an unaffiliated sub-advisor, the Current Advisor determined to cease its relationship with the Fund and to recommend that Aberdeen be engaged as both advisor and administrator to the Fund.


     The Board of Directors of the Fund (the "Board") hired an independent consultant, Callan Associates ("Callan"), to assist it in evaluating the Current Advisor's recommendation and alternative investment managers. The Board, or a committee of the Board, met with Callan on August 5, October 13 and October 27, 2005 to consider Callan's engagement and the results of Callan's analysis. In the course of these meetings, the Board reviewed Callan's written and oral evaluations of nine potential advisor candidates (including Aberdeen) and interviewed three of the candidates (excluding Aberdeen). The Board also reviewed the written and oral presentations of Aberdeen at meetings held on September 16 and October 14, 2005, as well as additional written materials provided subsequently by Aberdeen in response to the Board's questions.

     The sale to Aberdeen PLC closed on December 1, 2005. At that time, the Current Advisor provided a new portfolio manager to the Fund to replace the portfolio management team that had moved to Aberdeen as part of the sale. The Current Advisor agreed to continue to serve as the investment advisor and administrator of the Fund until a successor firm or firms was selected by the Board. The Current Advisor also agreed to bear all expenses incurred by the Fund in connection with the transition to a new advisor and administrator, including the fees and expenses of Callan, the legal fees and costs associated with the Board's deliberations, and the cost of obtaining necessary Board and stockholder approvals, but excluding any transaction or other costs related to the transitioning of the Fund's portfolio.


     At the commencement of the search process, the Board ideally sought an investment manager which, like the Current Advisor, would be able to provide Fund officers and a full range of administrative services, either internally or through relationships with other service providers. During the process, it became apparent that few advisors were willing to assume these responsibilities, particularly for a single fund with a separate Board and assets of approximately $200 million. As a result, the Board found itself searching for both a new advisor and a new administrator. With the assistance of Callan and the advisor candidates, the Board screened potential administrators, culminating in a meeting with the New Administrator on January 31, 2006. Following further negotiations with and diligence on the Current Advisor and the New Administrator, the Board determined at its

April 18, 2006 meeting to terminate the Current Advisor and to retain the New Advisor and the New Administrator, effective June 9, 2006. Implementation of the Board's decision was delayed until June 9 because that was the earliest date on which all the responsibilities of the New Advisor could be transitioned to the Current Advisor, the New Administrator and the other new service providers.

     Pursuant to Rule 15a-4 under the 1940 Act, upon the termination of an investment advisory contract, an investment company board may approve an interim investment advisory contract with a new advisor provided the interim contract lasts no more than 150 days and the compensation to be received under the interim contract is no greater than the compensation the former advisor would have received under the previous contract. Accordingly, the Fund entered into an interim investment advisory contract (the "Interim Advisory Contract") with the New Advisor as of June 9, 2006, providing for a term no later than November 6, 2006 and for compensation to the New Advisor and the New Administrator which combined would be no greater than the compensation the Current Advisor would have received under the Current Advisory Agreement. The Board also determined to recommend to the stockholders at the Annual Meeting the approval of the New Advisory Agreement to replace the Interim Advisory Agreement. The 1940 Act does not require the new administration agreement (the "New Administration Agreement") between the Fund and the New Administrator to be approved by stockholders, and the New Administration Agreement will continue in effect whether or not stockholders approve the New Advisory Agreement.

CURRENT ADVISORY AGREEMENT

     The Current Advisory Agreement was first approved by a vote of the stockholders on August 15, 2002, in connection with the acquisition of the Current Advisor by Deutsche Bank A.G. on April 5, 2002. The Current Advisory Agreement was last approved by the Board of Directors on April 8, 2005. The description of the Current Advisory Agreement in this Proxy Statement is qualified in its entirety by reference to the copy of the Current Advisory Agreement attached to this Proxy Statement as Exhibit B.

     Services. The Current Advisory Agreement requires the Current Advisor to provide management and investment advisory services to the Fund. It requires the Current Advisor to provide statistical and research facilities and services, to supervise the composition of the Fund's portfolio, to determine the nature and timing of changes therein and the manner of effectuating such changes and to cause the purchase and sale of portfolio securities, subject to overall supervision by the Board of Directors. In addition to providing management and investment advisory services, the Current Advisor pays for office space, all necessary office facilities, basic business equipment, supplies, utilities, property casualty insurance, telephone services and the costs of keeping the Fund's general accounts and records. The Current Advisory Agreement requires the Current

Advisor to arrange, if desired by the Board of Directors, for officers or employees of the Current Advisor to serve, with or without compensation from the Fund, as Directors, officers or employees of the Fund.

     The Current Advisory Agreement provides that, with the prior approval of the Board of Directors, including a majority of the Independent Directors, and to the extent permissible by law, the Current Advisor may appoint certain of its affiliates as sub-advisors to perform certain of the Current Advisor's duties. If such an appointment were made, the Current Advisor would be authorized to adjust the duties to be performed, the amount of assets to be managed and the fees to be paid to any such sub-advisors. Any such appointment would not result in an increase in the fee rate paid by the Fund; fees incurred by any such sub-advisor would be paid by the Current Advisor.

     The Current Advisory Agreement provides that the Current Advisor will not be liable or responsible for any acts or omissions of any predecessor manager and neither the Current Advisor nor any director, officer, agent or employee of the Current Advisor will be liable or responsible to the Fund or its stockholders except for willful misfeasance, bad faith, gross negligence or reckless disregard of their respective duties. The Current Advisory Agreement also provides that the Fund will hold the Current Advisor harmless from judgments, but not expenses of defense or settlements, rendered against it resulting from acts or omissions in the performance of its obligations under the Current Advisory Agreement which are specifically the result of written instructions of the President, any Vice President or of a majority of the Board of Directors. There must, however, have been an express finding that such acts or omissions did not constitute willful misfeasance, bad faith, gross negligence or reckless disregard of the Current Advisor's duties.

     Fees and Expenses. The Current Advisory Agreement provides that the Current Advisor be paid an annual fee, payable monthly, equal to 0.50% of the value of the net assets of the Fund up to and including $100 million; 0.45% of the value of the net assets of the Fund over $100 million and up to and including $150 million; 0.40% of the value of the net assets of the Fund over $150 million and up to and including $200 million; and 0.35% of the value of the net assets of the Fund over $200 million. For purposes of computing the monthly fee, the value of the net assets of the Fund is determined as of the close of business on the last business day of each month.

     The Current Advisory Agreement provides that the Fund bear all expenses incurred in the operation of the Fund, except those that the Current Advisor expressly assumes in the Current Advisory Agreement. Such expenses borne by the Fund include: (a) all costs and expenses incident to (i) the registration of the Fund under the 1940 Act, or (ii) any public offering of shares of the Fund, for cash or otherwise, including those costs and expenses relating to the registration of shares under the Securities Act of 1933, as amended (the "Securities Act"), the qualification of shares of the Fund under state securities laws, the printing or other reproduction and distribution of any registration statement (and all amendments thereto) under the Securities Act, the preliminary and final prospectuses included therein, and any other necessary documents incident to any public offering, the advertising of shares of the Fund and the review by the National Association of Securities Dealers, Inc. of any underwriting arrangements; (b) the charges and expenses of any registrar or any custodian appointed by the Fund for the safekeeping of its cash, portfolio securities and other property; (c) the charges and expenses of auditors (including the preparation of tax returns); (d) the charges and expenses of any stock transfer, dividend agent or registrar appointed by the Fund; (e) broker's commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; (f) all taxes, including securities issuance and transfer taxes, and corporate fees payable by the Fund to Federal, state or other governmental agencies; (g) the cost and expense of engraving or printing stock certificates representing shares of the Fund; (h) fees involved in registering and maintaining registrations of the Fund and of its shares with the SEC and various states and other jurisdictions; (i) all expenses of stockholders' and Directors' meetings and of preparing, printing and mailing proxy statements and quarterly, semiannual and annual reports to stockholders;
(j) fees and travel expenses of Directors of the Fund who are not directors, officers or employees of the Current Advisor or its "affiliates" (as defined in the 1940 Act) ("Affiliates"); (k) all fees and expenses incident to any dividend or distribution reinvestment program; (l) charges and expenses of outside legal counsel in connection with matters relating to the Fund, including without limitation, legal services rendered in connection with the Fund's corporate and financial structure and relations with its stockholders, issuance of Fund shares, and registrations and qualifications of securities under Federal, state and other laws; (m) association dues; (n) interest payable on Fund borrowings;
(o) fees and expenses incident to the listing of Fund shares on any stock exchange; (p) costs of information obtained from sources other than the Current Advisor or its Affiliates relating to the valuation of portfolio securities; (q) postage; and (r) insurance.

     Expense Limitations. The Current Advisory Agreement provides that if expenses of the Fund (including the advisory fee but excluding interest, taxes, brokerage commissions and extraordinary expenses) in any fiscal year exceed a specified expense limitation, the Current Advisor will pay the excess to the Fund. The specified limitation is 1 1/2 % of the first $30 million of the Fund's average net assets plus 1% of the Fund's average net assets in excess of $30 million. The Current Advisory Agreement provides that extraordinary expenses, such as litigation expenses and the cost of issuing new shares, are excluded expenses for purposes of the expense limitations described in this paragraph and the immediately succeeding paragraph and that the Current Advisor will not be obligated to pay any amount to the Fund during any fiscal year in excess of the amount of the advisory fee for such fiscal year.

     The Current Advisory Agreement also provides for a second expense limitation, relating to the Fund's gross income (including gains from the sale of securities without offset or deduction for losses, unpaid interest on debt securities in the Fund's portfolio, and dividends declared but not paid on equity securities in the Fund's portfolio). This limitation provides that if, for any fiscal year, the expenses of the Fund described in the preceding paragraph -- less any amount payable by the Current Advisor to the Fund on account of the first expense limitation -- exceed 25% of the Fund's gross income for the year, the Current Advisor will promptly pay the excess to the Fund; provided, however, that the Current Advisor will not be obligated to pay any amount to the Fund during any fiscal year in excess of the amount of the advisory fee for such year.

     For the fiscal year ended December 31, 2005, the Fund's expenses did not exceed either of these limitations.

     Term. The Current Advisory Agreement continues in effect until July 31 of each year, provided its continuance is specifically approved at least annually by the vote of a majority of the Directors who are not parties to the Current Advisory Agreement or Interested Persons of the Fund or the Current Advisor cast in person at a meeting called for the purpose of voting on such approval, and by the vote of either the Board of Directors or a majority of the Fund's outstanding voting securities. The Current Advisory Agreement may be terminated on 60 days' written notice, without penalty, by a majority vote of the Board of Directors, by the vote of a majority of the Fund's outstanding voting securities, or by the Current Advisor, and automatically terminates in the event of its assignment.

     Related Agreements. Pursuant to a Sub-Administration and Sub-Accounting Agreement dated April 1, 2003 (the "Sub-Administration Agreement"), between the Current Advisor, Scudder Fund Accounting Corporation and State Street Bank and Trust Company ("State Street"), the Current Advisor has delegated certain fund accounting services and certain record keeping and other administrative services to State Street, 225 Franklin Street, Boston, MA 02110. In accordance with the terms of the Sub-Administration Agreement, State Street is compensated by the Current Advisor, not by the Fund, for providing such services. State Street will not continue to provide these services after June 9, 2006.

     DWS Scudder Investments Services Company ("DWS-SISC"), an affiliate of the Current Advisor, serves as the Fund's transfer agent and dividend disbursing agent pursuant to an agreement dated November 17, 2000, as amended (the "Agency Agreement"). The Agency Agreement provides that the Fund pay DWS-SISC a minimum annual fee of $16,200 or, if the Fund exceeds the minimum annual fee, an annual account charge of $7.50 per open account and $2.50 per closed account. The Fund also pays a transaction fee per certificate processed of $1.50, plus out-of-pocket expenses and fees for special projects. For the fiscal year ended December 31, 2005, the amount charged to the Fund by DWS-SISC aggregated $25,198, of which $4,218 was unpaid as of December 31, 2005. DWS-SISC will not continue to provide these services after June 9, 2006.

     Pursuant to an agreement dated January 15, 2003 (the "Sub-Agency Agreement") between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has appointed DST to serve as the Fund's Sub-Transfer Agent and Sub-Dividend Disbursing Agent. In accordance with the terms of the Sub-Agency Agreement, DST is compensated by DWS-SISC, not by the Fund, for providing such services. DST will not continue to provide these services after June 9, 2006.

     For the fiscal year ended December 31, 2005, the Fund did not pay any brokerage commissions to an "affiliated broker," as defined in Item 22(a)(1)(ii) of Schedule 14A under the Securities Exchange Act of 1934, as amended.

INTERIM ADVISORY AGREEMENT

     The Interim Advisory Agreement was approved by the Board of Directors on April 18, 2006. The description of the Interim Advisory Agreement in this Proxy Statement is qualified in its entirety by reference to the copy of the Interim Advisory Agreement attached to this Proxy Statement as Exhibit C.

     Services. The Interim Advisory Agreement requires the New Advisor to formulate and implement a continuing program for the management of the Fund. The New Advisor makes all determinations with respect to the investment of the Fund's assets, including the placement of purchase and sale orders and the voting of any proxies. The New Advisor bears all its personnel and other expenses associated with the performance of its services under the Interim Advisory Agreement.

     The Interim Advisory Agreement provides that the New Advisor will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or its stockholders in connection with the performance of its duties under the Interim Advisory Agreement, except for loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties, from reckless disregard by it of its duties under the Interim Advisory Agreement or from its violation of applicable law. The Fund and the New Advisor have certain indemnification obligations with respect to each other. Neither the Fund nor the New Advisor is responsible for its nonperformance of any of its obligations under the Interim Advisory Agreement by reason of any cause beyond its control.

     Fees and Expenses. The New Advisor will be paid an annual fee of 0.25%, payable quarterly, based upon the average of the net assets of the Fund on the last business day of each calendar month during the quarter. However, the compensation received by the New Advisor under the Interim Advisory Agreement, when added to the compensation received by the New Administrator under the New Administration Agreement may not exceed the compensation the Current Advisor would have received under the Current Advisory Agreement. The fees are payable at the end of each calendar quarter.

     The Fund is responsible for the Fund's administrative and other direct expenses, including, but not limited to: (a) fees pursuant to any plan of distribution that the Fund may adopt; (b) the Fund's brokerage and commission expenses, including all ordinary and reasonable transaction costs; (c) fees and expenses of pricing services used by the Fund to determine the value of the Fund's holdings; (d) Federal, state, local and foreign taxes, including issue and transfer taxes incurred by or levied on the Fund; (e) interest charges on any Fund borrowings; (f) the Fund's organizational and offering expenses, if any; (g) fees and expenses of registering the Fund's shares under the appropriate Federal securities laws and of qualifying the Fund's shares under applicable state securities laws and pursuant to any foreign laws; (h) expenses of printing and distributing reports to the Fund's stockholders, proxy materials, prospectuses and distribution of dividends; (i) costs of the Fund's shareholders' meetings and proxy solicitation; (j) charges and expenses of the Fund's custodian and registrar, transfer agent and dividend disbursing agent;
(k) compensation of the Fund's officers, directors and employees (other than compensation for the Fund's officers that is payable by the New Administrator);
(l) the Fund's legal and auditing expenses; (m) cost of certificates representing shares of the Fund; (n) the Fund's costs of stationery and supplies; (o) the Fund's insurance expenses; (p) the Fund's association membership dues; and (q) travel expenses for attendance at Board meetings by members of the Board of Directors.

     Term. The Interim Advisory Agreement will become effective as of June 9, 2006, and will remain in force until a definitive agreement between the Fund and the New Advisor is approved by the stockholders of the Fund or until November 6, 2006, whichever occurs earlier.

NEW ADVISORY AGREEMENT

     The New Advisory Agreement was approved by the Board of Directors on April 18, 2006. The description of the New Advisory Agreement in this Proxy Statement is qualified in its entirety by reference to the copy of the New Advisory Agreement attached to this Proxy Statement as Exhibit D.

     The New Advisory Agreement is substantially similar to the Interim Advisory Agreement, except for its effective and termination dates and the compensation payable to the New Advisor. The New Advisory Agreement will become effective on the date it is approved by stockholders and will remain in force until July 31, 2007. Thereafter, the New Advisory Agreement may be continued for successive annual periods if approved by a majority of the Directors who are not parties to the New Advisory Agreement or Interested Persons of the Fund or the New Advisor, and by the Board or a majority of the outstanding shares of the Fund. The New Advisory Agreement may be terminated at any time in the same manner as the Interim Advisory Agreement.

     The compensation payable to the New Advisor under the New Advisory Agreement will be the same as that under the Interim Advisory Agreement, except that it will not be limited to the amount, when added to the compensation to be received by the New Administrator under the New Administration Agreement, the Current Advisor would have received under the Current Advisory Agreement.

NEW ADVISOR

     Hartford Investment Management Company, 55 Farmington Avenue, Hartford, Connecticut 06105, is a professional money management firm that provides services to investment companies, employee benefit plans, its affiliated insurance companies, and other institutional accounts. The New Advisor is a wholly-owned subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"), a diversified insurance and financial services company. As of December 31, 2005, the New Advisor had investment management authority over $116 billion in assets.

     The New Advisor is a Delaware corporation. The following table sets forth certain information concerning the principal executive officer and each director of the New Advisor. The address of each individual is c/o Hartford Investment Management Company, 55 Farmington Avenue, Hartford, Connecticut 06105.

           NAME                               PRINCIPAL OCCUPATION
           ----                               --------------------
David M. Znamierowski......   Director and President of the New Advisor
Leonard J. Saltiel.........   Director and Chief Operating Officer of the New
                              Advisor
M. Timothy Corbett.........   Director and Managing Director of the New Advisor
William H. Davison.........   Director and Managing Director of the New Advisor

     Exhibit E sets forth the fees and other information regarding investment companies managed by the New Advisor that have similar investment objectives to those of the Fund.

COMPARISON OF CURRENT ADVISORY AGREEMENT AND NEW ADVISORY AGREEMENT

     The New Advisory Agreement differs from the Current Advisory Agreement in certain material respects. Under the Current Advisory Agreement, the Current Advisor is required to provide administrative services and officers to the Fund. Under the New Advisory Agreement, the New Advisor is not required to provide administrative services or Fund officers. Those services and officers will be provided by the New Administrator pursuant to the New Administration Agreement.

     Under the Current Advisory Agreement, the Fund pays the Current Advisor, for advisory and administrative services, 0.50% of net assets up to $100 million, 0.45% of net assets between $100 and $150 million, 0.40% of net assets between $150 and $200 million, and 0.35% of net assets over $200 million. Under the New Advisory Agreement, the Fund would pay the New Advisor an annual fee of 0.25% of net assets for advisory services only. Under the New Administration Agreement, the Fund will pay the New Administrator, for administrative services only, 0.25% of net assets up to $100 million, 0.20% of net assets between $100 and $200 million, and 0.15% of net assets over $200 million. For the fiscal year ended December 31, 2005, the Fund paid the Current Advisor an aggregate fee of $930,160. If the New Advisory Agreement and New Administration Agreement had been in effect for that year, the Fund would have paid the New Advisor and the New Administrator an aggregate fee of $955,857. This fee would have been 103% of the fee actually paid to the Current Advisor for the same period.

     The Current Advisory Agreement provides for two expense limitations: one if the ordinary expenses of the Fund exceed 1.5% of the first $30 million of net assets and 1.0% of net assets over $30 million; and the other if these expenses exceed 25% of the Fund's gross income. In such cases, the Current Advisor is required to pay any excess to the Fund. For at least the last 10 fiscal years, the Fund's expenses did not exceed these limitations. The New Advisory Agreement does not contain these limitations.

     DWS-SISC, an affiliate of the Current Advisor, currently serves as the Fund's transfer agent and dividend disbursing agent. Mellon Investor Services, which is not affiliated with the New Advisor, will serve as the new transfer agent and dividend disbursing agent of the Fund.

NEW SERVICE PROVIDERS

     New Administrator. Jackson Fund Services, a division of Jackson National Asset Management, LLC, 225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606, will become the new administrator of the Fund as of June 9, 2006, replacing the Current Advisor and State Street. Under the New Administration Agreement, the New Administrator is required to provide the Fund's officers, fund accounting, fund administration, Board support, investor servicing, and oversight of the Fund's other service providers. For these services, the Fund will pay the New Administrator an annual fee of 0.25% of net assets up to $100 million, 0.20% of net assets from $100 million to $200 million, and 0.15% of net assets greater than $200 million.

     New Custodian. Mellon Bank, N.A. ("Mellon Bank") will become the new custodian of the Fund as of June 9, 2006, replacing State Street. Under the Fund Custody and Services Agreement between the Fund and Mellon Bank, Mellon Bank will have custody of the Fund's assets and will act as the Fund's foreign custody manager and primary custodian.

     New Transfer Agent. Mellon Investor Services LLC ("Mellon Investor Services"), an affiliate of Mellon Bank, will become the new transfer agent, registrar and dividend disbursing agent of the Fund as of June 9, 2006, replacing DWS-SISC and DST.


     New Plan Agent. Mellon Bank will become the new plan agent of the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan") as of June 9, 2006, replacing UMB Bank, N.A. Mellon Bank will delegate certain of its responsibilities under the Plan to Mellon Investor Services and Mellon Securities LLC.


PRO FORMA EXPENSES

     The following table shows the fees and expenses paid by the Fund and its stockholders for the fiscal year ended December 31, 2005 compared to those estimated to be paid if the New Advisory Agreement is approved.


                                                   2005 ACTUAL   2006 PRO FORMA(1)
                                                   -----------   -----------------
STOCKHOLDER TRANSACTION EXPENSES
  Fee for Additional Purchase under Dividend
     Reinvestment and Cash Purchase Plan(2)......    $ 1.00           $ 1.00
  Fee for Sale under Dividend Reinvestment and
     Cash Purchase Plan(2).......................    $ 2.50           $ 2.50
ANNUAL OPERATING EXPENSES (as a percentage of net
  assets)
  Management Fees................................      0.46%(3)         0.25%
  Administration Fees............................      0.00%            0.23%
  Other Operating Expenses.......................      0.28%            0.27%(4)
     Total Annual Operating Expenses.............      0.74%            0.75%



------------------------------------------------------------------------------------
EXAMPLE(1), (4), (5)                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
  A stockholder would pay the following         $8       $24       $42        $93
     expenses on a $1,000 investment,
     assuming a 5% annual return throughout
     the periods.
------------------------------------------------------------------------------------


---------------------
(1) Assumes New Advisory Agreement, New Administration Agreement and new agreements with Mellon Bank and Mellon Investor Services are in effect, and the net assets of the Fund are the same as the net assets of the Fund on December 31, 2005. The New Advisory Agreement will not go into effect unless and until approved by stockholders. The New Administration Agreement and new agreements with Mellon Bank and Mellon Investor Services go into effect on June 9, 2006 and will remain in effect whether or not the New Advisory Agreement is approved.

(2) Fee per transaction. Does not include brokerage commissions. Additional purchases consist of voluntary cash investments under the cash purchases feature of the Dividend Reinvestment and Cash Purchase Plan (the

    "Plan"), as opposed to dividend reinvestments. There is generally no transaction fee for dividend reinvestments under the Plan.

(3) Includes both investment advisory and administration fees.


(4) Based on estimated amounts for the 2006 fiscal year.


(5) Assumes that net assets and Annual Operating Expenses remain the same each year and that all dividends and distributions are reinvested.

     The purpose of the foregoing table and example is to assist a stockholder in understanding the various costs and expenses that the stockholder will bear directly or indirectly after the transition to the New Advisor and the New Administrator. As indicated by the table, it is estimated that the combined Management and Administration Fees will be 0.02% higher, as a percentage of net assets, than those under the Current Advisor and that all Other Operating Expenses of the Fund will be 0.01% lower, as a percentage of net assets, than those under the Current Advisor. Of the Other Operating Expenses, it is anticipated that transfer agent, custodian and other (including securities pricing) expenses of the Fund will be lower and insurance costs of the Fund will be higher. As a result, it is expected that the Total Operating Expenses of the Fund after the transition to the New Advisor will be approximately 0.01% higher than those under the Current Advisor. The table and the example should not be considered a representation of future expenses. Actual expenses may be greater or lesser than those shown.

BOARD CONSIDERATIONS

     At a meeting held on April 18, 2006, the Board of Directors, including the Independent Directors, voted to approve the Interim Advisory Agreement and the New Advisory Agreement and to recommend that the stockholders of the Fund approve the New Advisory Agreement at the Annual Meeting.

     At the April 18 meeting, the Board of Directors reviewed, among other information, written and oral reports and compilations from the New Advisor, including comparative data from independent sources as to investment performance, advisory fees and other expenses. The Board of Directors also considered the written and oral advice of Callan in connection with the search process, the Board's interviews and negotiations with the search candidates, and the written and oral presentations of the New Administrator as to the administration of the Fund.

     In approving the Interim Advisory Agreement and the New Advisory Agreement, the Board of Directors considered the following factors, among others:

     Nature, Extent and Quality of Services. The Board examined the nature, extent and quality of the advisory services to be provided to the Fund by the New Advisor. The Board considered the terms of the Interim Advisory Agreement and the New Advisory Agreement, the experience and qualifications of the New Advisor and its personnel in managing fixed-income instruments, and the proposed investment strategy to be employed by the

New Advisor. The Board also considered the experience of the New Advisor in managing open- and closed-end funds, the availability of the New Advisor's personnel, the extent and quality of information provided by the New Advisor to the Board, the New Advisor's compliance policies and procedures and attention to compliance matters, and the extent of any regulatory issues relating to the New Advisor or its affiliates. Further, the Board considered the stability of the New Advisor's organization and turnover in its personnel, the overall commitment of the New Advisor to the Fund, and the general financial condition, resources and reputation of the New Advisor and its parent. The Board was generally satisfied with the nature, extent and quality of the advisory services to be provided to the Fund.

     Investment Performance. The Board reviewed the investment performance of the New Advisor over various periods, as compared to the performance of relevant indices, of the Fund and of other similar funds. The Board also reviewed with Callan the ways in which the investment strategies employed by the New Advisor contributed to its investment performance. The performance data showed, among other things, that the New Advisor's core plus fixed income strategy outperformed the Fund's benchmark index, the Lehman Brothers Aggregate Bond Index, for the 1, 3, 5 and 7 years, and the Fund for the 1, 5 and 7 years, ended December 31, 2005. The performance data also showed that the New Advisor's core plus fixed income strategy achieved top quartile performance for the 5 year period ended December 31, 2005 relative to a universe of other core plus fixed income managers. The Board was generally satisfied with the investment performance of the New Advisor.

     Cost of Services. The Board examined the cost of the services to be provided to the Fund by the New Advisor, including comparable expense information concerning other similar funds and certain non-fund accounts of the New Advisor employing similar investment strategies. The advisory fee to be charged by the New Advisor appeared to be comparable to that charged to the non-fund accounts and below that charged to other similar funds, although the services provided to the other similar funds may have included administration in some cases. It was noted that, in connection with its search, the Board had solicited fee proposals from several potential investment advisor candidates and that the fee to be charged by the New Advisor for advisory services was among the lowest fees proposed. The Board concluded that the advisory fee to be charged by the New Advisor was generally competitive.

     Profits Realized. The Board considered the profits to be realized by the New Advisor from its relationship with the Funds. The New Advisor informed the Board that it did not prepare separate financial statements in accordance with generally accepted accounting principles and that a significant portion of the assets it manages are managed for affiliates on a cost basis. As a result, the New Advisor was not able to provide meaningful profitability information to the Board, but assured the Board that any profits it expected to generate from the Fund would be moderate. The Board requested that the New Advisor provide profitability information as soon as practicable, but in any event prior to the Board's first annual review of the New Advisory Agreement. The Board was comforted by the fact that the New Advisor was selected as a result of a competitive search process and that the advisory fee to be charged by the New Advisor was among the lowest fees proposed. The Board recognized that the New Advisor was entitled to earn a profit for the services it furnishes and concluded, based on the information provided, that the profit expected to be earned by the New Advisor would not be excessive.

     Economies of Scale. The Board considered the extent to which economies of scale could be realized as the Fund grows and whether the advisory fee to be charged by the New Advisor reflects these economies of scale for the benefit of Fund investors. It was noted that, as a closed-end fixed income fund making regular dividend distributions, the assets of the Fund were not expected to increase materially. Accordingly, the Board negotiated with the New Advisor a fixed fee rate taking into account the current size of the Fund. In the event the size of the Fund does increase materially in the future, the Board will consider whether the advisory fee should be adjusted to reflect any economies of scale.

     Other Benefits. The Board recognized that the New Advisor and its affiliates may derive other benefits from its relationship with the Fund, including the use of the Fund's performance record in marketing other products, the inclusion of the Fund on its client list, the aggregation of the Fund's purchase orders with other accounts, and the potential use of soft dollars generated by the Fund to acquire research and brokerage services for the New Advisor as permitted by applicable law.

     In addition to the foregoing factors, among others, the Board considered its ability to terminate the Interim Advisory Agreement and the New Advisory Agreement on 60 days' notice, the conduct and results of the independent search process, and the alternatives available, including a sale or liquidation of the Fund. In its deliberations, the Board did not identify any particular factor or factors that were all-important or controlling, and each Director assigned different weights to the various factors considered.

REQUIRED VOTE

     Approval of the continuance of the New Advisory Agreement by stockholders requires the affirmative vote of the holders of a majority of the Fund's outstanding shares. In this context, "majority" means the lesser of two votes:
(1) 67% of the Fund's outstanding shares present at the Annual Meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, and (2) more than 50% of all of the Fund's outstanding shares. If the New Advisory Agreement is approved at the Annual

Meeting, the New Advisory Agreement will remain in force until July 31, 2007. If the New Advisory Agreement is not approved at the Annual Meeting, the Board of Directors will make such arrangements for the management of the Fund as it deems appropriate and in the best interest of the Fund and its stockholders.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS OF THE FUND VOTE FOR THE APPROVAL OF THE NEW ADVISORY AGREEMENT.

STOCKHOLDER PROPOSALS FOR 2007 PROXY STATEMENT


     Stockholders wishing to submit proposals for inclusion in a proxy statement for the 2007 meeting of stockholders of the Fund should send their written proposals to Montgomery Street Income Securities, Inc., c/o Jackson Fund Services, 225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606, by January 27, 2007. The timely submission of a proposal does not guarantee its inclusion.



     The Fund may exercise discretionary voting authority with respect to stockholder proposals for the 2007 meeting of stockholders which are not included in the proxy statement and form of proxy, if notice of such proposals is not received by the Fund at the above address by April 10, 2007. Even if timely notice is received, the Fund may exercise discretionary voting authority in certain other circumstances. Discretionary voting authority is the ability to vote proxies that stockholders have executed and returned to the Fund on matters not specifically reflected on the form of proxy.


OTHER MATTERS

     The Board of Directors does not know of any matters to be presented at the Annual Meeting other than those mentioned in this Proxy Statement. The appointed proxies will vote on any other business that comes before the Annual Meeting or any adjournments or postponements thereof in accordance with their best judgment.


     Please complete and sign the enclosed proxy card and return it in the envelope provided, or vote through the internet or by telephone, so that the Annual Meeting may be held and action may be taken on the matters described in this Proxy Statement with the greatest possible number of shares participating. This will not preclude your voting in person if you attend the Annual Meeting.


                                          /s/ John Millette

                                                 John Millette,
May 24, 2006                                    Secretary

                                                                       EXHIBIT A

                   MONTGOMERY STREET INCOME SECURITIES, INC.
                                    ("FUND")

                            AUDIT COMMITTEE CHARTER

     This document constitutes the Charter of the Audit Committee ("Committee") of the Board of Directors of the Fund. The Committee was established by the Board of Directors of the Fund to provide oversight with respect to the accounting and financial reporting policies and practices of the Fund.

1. Organization. The Committee shall be composed of three or more members of the Fund's Board of Directors who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended) of the Fund, who do not accept directly or indirectly any consulting, advisory or other compensatory fees from the Fund or from the Fund's investment adviser or its affiliates (except fees for services as a Director), and who satisfy any requirements with respect to independence, expertise and/or availability established by the exchange on which the Fund's shares are traded.

2. Meetings. The Committee shall meet on a regular basis as necessary or appropriate and is empowered to hold special meetings as circumstances require.

3. Committee Purposes.  The purposes of the Committee are as follows:

   (a) To review the Fund's accounting and financial reporting policies and practices, the Fund's internal controls over financial reporting (including disclosure controls and procedures) and, as the Committee deems appropriate, the internal controls over financial reporting of certain Fund service providers;

   (b) To review the quality, objectivity and integrity of the Fund's financial statements and the independent audit thereof;

   (c) To review the Fund's compliance with legal and regulatory requirements that relate to the Fund's accounting and financial reporting, internal controls over financial reporting, and independent audits;

   (d) To exercise direct responsibility for the appointment, compensation, retention and oversight of the work performed by the Fund's independent auditors for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Fund, and, in connection therewith, to review the independent auditors' qualifications and independence; and

   (e) To act as a liaison between the independent auditors and the full Board of Directors; and

   (f) To prepare an audit committee report to be included in the Fund's annual proxy statement.

The function of the Audit Committee is oversight; it is management's responsibility to maintain or arrange for the maintenance of appropriate systems for accounting and internal controls (including disclosure controls and procedures), and the auditor's responsibility to plan and carry out a proper audit.

4. Duties and Powers. To carry out the purposes specified in Paragraph 3 above, the Committee shall have the following duties and powers:

   (a) To approve the selection, retention or termination of the independent auditors, to review and approve the terms and scope of the annual audit of the Fund and any special audits, and to approve the fees and other compensation to be paid to the independent auditors by or on behalf of the Fund;

   (b) To request and evaluate on an annual basis a formal written statement from the independent auditors delineating all significant relationships that the independent auditors have with the Fund and the investment adviser and its affiliates, and to consider whether the provision of non-audit services rendered by the independent auditors to the Fund and the Fund's investment adviser and its affiliates is compatible with the independent auditors' independence;

   (c) To obtain and review, at least annually, a report by the independent auditors describing: the audit firm's internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the audit firm, and any steps taken to deal with any such issues; and (to assess the auditor's independence) all relationships between the independent auditor and the Fund;

   (d) (i) To review and discuss with management and the independent auditors the Fund's annual audited financial statements, including management's discussion of the Fund's performance, and discuss any matters of concern relating thereto, including any adjustments to such statements recommended by the auditors, regulatory and tax compliance matters considered in the preparation of the financial statements, or other results of said audit(s); (ii) to review with the independent auditor any audit problems or difficulties and management's response; (iii) to consider the auditors' comments with respect to the Fund's financial policies and procedures, internal accounting controls and disclosure controls and procedures, and management's responses thereto; (iv) to review the form of the opinion the auditors propose to render to the Board of Directors and the shareholders of the Fund; (v) to review any other reports, representations or communications from the independent auditors regarding matters within the scope of the Committee's responsibilities under this Charter; (vi) as the

       Committee or the Chairman of the Committee, pursuant to delegation, may deem necessary, to review and discuss with management and/or the independent auditors the Fund's semi-annual and quarterly financial statements; and (vii) to consider, at the Committee's discretion, such other information that the Committee believes may be relevant to the audit and the Fund's financial policies and procedures, internal accounting controls and disclosure controls and procedures;

   (e) To determine whether to recommend to the Board of Directors that the Fund's audited financial statements be included in the Annual Report and to perform such additional functions as may be required under rules and regulations promulgated by the Securities and Exchange Commission and the New York Stock Exchange;

   (f) To meet separately, periodically, with management and with the independent auditors to discuss any matters that the Committee or such parties believe necessary or appropriate to raise, and to review and consider any reports or communications from any such parties relating to the operations of the Fund;

   (g) To establish procedures for the approval, in advance, of the engagement of the independent auditors to provide (i) audit or permissible non-audit services to the Fund, and (ii) non-audit services to the Fund's investment adviser (and any affiliate that provides services to the Fund) that relate directly to the Fund's operations and financial reporting;

   (h) To review, annually, with Fund management and the independent auditors, the Fund's disclosure controls and procedures, a report by Fund management covering any Form N-CSR filed, and any required certification of such filing, along with the results of Fund management's most recent evaluation of the Fund's disclosure controls and procedures;

   (i) To establish procedures for the receipt, retention and treatment of complaints received by the Fund regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by officers of the Fund or employees of the investment adviser, administrator, principal underwriter, or any other provider of accounting related services to the Fund of concerns regarding suspected fraud of any type related to the Fund, including without limitation questionable accounting or auditing matters; and

   (j) To report its activities to the full Board of Directors on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

5. Other Responsibilities. The Committee shall (i) discuss generally the Fund's policies with respect to risk assessment and risk management; (ii) set clear hiring policies for the Fund and the investment adviser with respect to employees or former employees of the independent auditors; (iii) review the Fund's policy with respect to earnings press releases, as well as to financial information and earnings guidance provided to analysts and rating agencies; and (iv) review, annually, the performance of the Committee.

6. Role of Independent Auditors. The Fund's independent auditors are ultimately accountable to the Committee and must report directly to the Committee.

7. Resources and Authority. The Committee shall have the resources and authority appropriate for purposes of discharging its responsibilities under this Charter, including the authority to engage independent counsel and/or to retain, at the Fund's expense, such experts or consultants as the Committee deems necessary or appropriate to fulfill such responsibilities.

8. Periodic Review of Charter. The Committee shall review this Charter at least annually and recommend any changes to the full Board of Directors.

Effective: June 9, 2006

                                                                       Exhibit B

                  MANAGEMENT AND INVESTMENT ADVISORY AGREEMENT
                                     BETWEEN
                    MONTGOMERY STREET INCOME SECURITIES, INC.
                                       AND
                  DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.

          AGREEMENT made and effective as of the 15th day of August 2002 by and between Montgomery Street Income Securities, Inc., a Maryland corporation (hereinafter called the "Fund"), and Deutsche Investment Management Americas Inc. (hereinafter called the "Manager").

          WHEREAS, the Fund engages in business as a closed-end management investment company and is registered as such under the Investment Company Act of 1940, as amended; and

          WHEREAS, the Manager is registered as an investment adviser under the Investment Advisers Act of 1940 and is engaged in the business of providing investment advice; and

          WHEREAS, the Fund desires to retain the Manager to render such services in the manner and on the terms and conditions hereinafter set forth; and

          WHEREAS, the Manager desires to perform such services in the manner and on the terms and conditions hereinafter set forth;

          NOW, THEREFORE, this Agreement

                                   WITNESSETH:

that in consideration of the foregoing and of the premises and covenants hereinafter contained, the Fund and the Manager agree as follows:

          1. The Fund hereby employs the Manager to provide investment advisory, statistical and research facilities and services, to supervise the composition of the Fund's portfolio, to determine the nature and timing of changes therein and the manner of effectuating such changes and to cause the purchase and sale of portfolio securities, subject to overall supervision by the Fund's Board of Directors, all for the period and on the terms set forth in this Agreement. The Manager hereby accepts such employment and agrees to render the services and to assume the obligations herein set forth, for the compensation herein provided.

          2. The Manager shall, at its expense:

          (a) Furnish to the Fund research and statistical and other factual information and reports with respect to securities held by the Fund or which the Fund might purchase. It shall also furnish to the Fund such information as may be appropriate concerning developments which may affect issuers of securities held by the Fund or which the Fund might purchase or the business in which such issuers may be engaged. Such statistical and other factual information and reports shall include information and reports on industries, businesses, corporations and all types of securities which the Fund is empowered to purchase, whether or not the Fund has at any time any holdings in such industries, businesses, corporations or securities.

          (b) Furnish to the Fund, from time to time, advice, information and recommendations with respect to the acquisition, holding or disposal by the Fund of securities in which the Fund is permitted to invest in accordance with its investment objectives, policies and limitations ("Eligible Securities"), and subject to overall supervision of the Board of Directors of the Fund, arrange purchases and sales of Eligible Securities on behalf of the Fund.

          (c) Furnish to the Fund necessary assistance in, as reasonably requested by the Fund:

               (i) The preparation and filing of all reports (including Form N-SAR) now or hereafter required by Federal or other laws or regulations.

               (ii) The preparation and filing of prospectuses and registration statements (including Form N-2) and amendments thereto that may be required by Federal or other laws or by the rule or regulation of any duly authorized commission or administrative body. However, the Manager shall not be obligated to pay the costs of preparation, printing or mailing of prospectuses being used in connection with sales of the Fund's shares or otherwise, unless otherwise provided herein.

               (iii) The preparation and filing of all proxy materials.

               (iv) Making arrangements for all Board and stockholders meetings and, to the extent requested by the Board of Directors of the Fund, participating in those meetings.

               (v) The preparation and filing of quarterly, semiannual and annual reports and other communications to stockholders.

               (vi) Responding to questions and requests from stockholders, the financial press and the financial services community.

               (vii) Providing data to the various publications and services which track fund performance.

               (viii) Providing information and reports to the New York Stock Exchange and any other exchange on which the Fund's shares are listed.

               (ix) The valuation of the Fund's portfolio on a weekly basis.

               (x) The maintenance of the accounting records (including book and tax) of the Fund required by Federal and other laws and regulations.

               (xi) Providing information to and answering questions of the Fund's auditors.

               (xii) Monitoring the services, and reviewing the records, provided by the transfer agent and registrar, the dividend disbursing agent and the custodian.

          (d) Furnish the necessary personnel to provide the services set forth herein.

          (e) Furnish to the Fund office space at such place as may be agreed upon from time to time, and all necessary office facilities, basic business equipment, supplies, utilities, property casualty insurance and telephone service for managing the affairs and investments and keeping the general accounts and records of the Fund (exclusive of the necessary records of any transfer agent, registrar, dividend disbursing or reinvesting agent, or custodian), and arrange, if desired by the Board of Directors of the Fund, for officers or employees of the Manager to serve, without or with compensation from the Fund, as officers, directors or employees of the Fund.

          (f) Advise the Board of Directors of the Fund promptly of any change in any senior investment or administrative personnel providing services to the Fund.

          3. Subject to the prior approval of a majority of the members of the Fund's Board of Directors, including a majority of the Directors who are not "interested persons," as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), the Manager may, through a sub-advisory agreement or other arrangement, delegate to any other company that the Manager controls, is controlled by, or is under common control with, or to specified employees of any such company, or to more than one such company, to the extent permitted by applicable law, certain of the Manager's duties enumerated in paragraph 2 hereof; provided, that the Manager shall continue to supervise the services provided by such companies or employees and any such delegation shall not relieve the Manager of any of its obligations hereunder.

          Subject to the provisions of this Agreement, the duties of any sub-adviser or delegate, the portion of portfolio assets of the Fund that the sub-adviser or delegate shall manage and the fees to be paid to the sub-adviser or delegate by the Manager under and pursuant to any sub-advisory agreement or other arrangement entered into in accordance with this Agreement may be adjusted from time to time by the Manager, subject to the prior approval of a majority of the members of the Fund's Board of Directors, including a majority of the Directors who are not "interested persons," as defined in the Investment Company Act.

          4. Except as otherwise expressly provided herein, the Fund assumes and shall pay or cause to be paid all costs and expenses of the Fund, including, without limitation: (a) all costs and expenses incident to: (i) the registration of the Fund under the Investment Company Act, or (ii) any public offering of shares of the Fund, for cash or otherwise, including those costs and expenses relating to the registration of shares under the Securities Act of 1933, as amended (the "Securities Act"), the qualification of shares of the Fund under state securities laws, the printing or other reproduction and distribution of any registration statement (and all amendments thereto) under the Securities Act, the preliminary and final prospectuses included therein, and any other necessary documents incident to any public offering, the advertising of shares of the Fund and the review by the National Association of Securities Dealers, Inc. of any underwriting arrangements; (b) the charges and expenses of any registrar or any custodian appointed by the Fund for the safekeeping of its cash, portfolio securities and other property; (c) the charges and expenses of auditors (including preparation of tax returns); (d) the charges and expenses of any stock transfer, dividend agent or registrar appointed by the Fund; (e) broker's commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; (f) all taxes, including securities issuance and transfer taxes, and corporate fees payable by the Fund to Federal, state or other governmental agencies; (g) the cost and expense of engraving or printing of stock certificates representing shares of the Fund; (h) fees involved in registering and maintaining registrations of the Fund and of its shares with the Securities and Exchange Commission and various states and other jurisdictions; (i) all expenses of stockholders' and directors' meetings and of preparing, printing and mailing proxy statements and quarterly, semiannual and annual reports to stockholders; (j) fees and travel expenses of directors of the Fund who are not directors, officers or employees of the Manager or its "affiliates" (as defined in the Investment Company Act); (k) all fees and expenses incident to any dividend or distribution reinvestment program;
(l) charges and expenses of outside legal counsel in connection with matters relating to the Fund, including without limitation, legal services rendered in connection with the Fund's corporate and financial structure and relations with its stockholders, issuance of Fund shares, and registrations and qualifications of securities under Federal, state and other laws; (m) association dues; (n) interest payable on Fund borrowings; (o) fees and expenses incident to the listing of Fund shares on any stock exchange; (p) costs of information obtained from sources other than the Manager or its "affiliates" (as defined in the Investment Company Act) relating to the valuation of portfolio securities; and (q) postage.

          5. The Fund agrees to pay to the Manager, as full compensation for the services to be rendered and expenses to be borne by the Manager hereunder, an annual fee, payable monthly, equal to .50 of 1% of the value of the net assets of the Fund up to and including $100 million; .45 of 1% of the value of the net assets of the Fund over $100 million and up to and including $150 million; .40 of 1% of the value of the net assets of the Fund over $150 million up to and including $200 million; and .35 of 1% of the value of the net assets of the Fund over $200 million. For purposes of computing the monthly fee, the value of the net assets of the Fund shall be determined as of the close of business on the last business day of each month; provided, however, that the fee for the period from the end of the last month ending prior to termination of this Agreement, for whatever reason, to the date of termination shall be based on the value of the net assets of the Fund determined as of the close of business on the date of termination, and the fee for such period and for the period from the effective date of this Agreement through the end of the month in which the effective date falls will be prorated according to the proportion which such period bears to a full monthly period. Each payment of a monthly fee to the Manager shall be made within the ten days next following the day as of which such payment is so computed.

          6. (a) In the event the expenses of the Fund, including amounts payable to the Manager pursuant to paragraph 5 hereof (but excluding interest, taxes, brokerage commissions and extraordinary expenses, such as litigation expenses and the cost of issuing new shares), exceed one and one-half percent (1-1/2%) of the first thirty million dollars ($30,000,000) of the average net assets of the Fund, plus one percent (1%) of the average net assets of the Fund in excess of $30,000,000, in each case computed by dividing (i) the sum of the net asset values of the Fund as of the last business day of each week of such fiscal year or of each week during such fiscal year during which this Agreement was in effect, as the case may be, by (ii) the number of weeks of such fiscal year or the number of weeks (including a partial week) during which the Agreement is in effect during such fiscal year, as the case may be, the Manager shall pay to the Fund the amount of such excess as soon as practicable after the end of such fiscal year, and in all events prior to the publication of the annual report of the Fund for such fiscal year; provided, however, that the Manager shall not be obligated to pay any amount to the Fund during any fiscal year in excess of the amount of the advisory fee for such fiscal year.

          (b) At the end of each month of each fiscal year of the Fund, the Manager shall review the expenses of the Fund as outlined in subparagraph (a) of this paragraph 6 which have accrued to and including the period ending with such month and shall estimate such contemplated expenses to the end of such fiscal year. If, as a result of such review and estimate, it appears likely that the expense limitation provided for in subparagraph (a) of this paragraph 6 will be exceeded for such fiscal year, the Manager's fee for such month, as provided in paragraph 5 hereof, shall be reduced, subject to later adjustment, by an amount equal to a pro rata portion (prorated on the basis of the remaining months of the year including the month just ending) of the amount by which the sum of such expenses of the Fund for such fiscal year are expected to exceed the expense limitation.

          (c) If, for any fiscal year of the Fund ending on a date on which this Agreement is in effect, the expenses of the Fund which are includable within the expense limitation described in subparagraph (a) of this paragraph 6 (but reduced by an amount, if any, payable by the Manager pursuant to subparagraph
(a) of this paragraph 6), exceed twenty-five percent (25%) of the gross income of the Fund for such fiscal year, the Manager will pay the amount of such excess to the Fund promptly and in all events prior to the publication of the Fund's annual report for such fiscal year; provided, however, that the Manager shall not be obligated to pay any amount to the Fund during any fiscal year in excess of the amount of the advisory fee for such fiscal year. For purposes of this subparagraph (c), "gross income of the Fund" shall include, but not be limited to, gains from the sale of securities, without offset or deduction for losses from the sale of securities, unpaid interest on debt securities in the Fund's portfolio, accrued to and including the last day of such fiscal year, and dividends declared but not paid on equity securities in the Fund's portfolio, the record dates for which fall on or prior to the last day of such fiscal year.

          7. The services of the Manager to the Fund are not to be deemed exclusive, and the Manager shall be free to engage in any other business or to render investment advisory or management services of any kind to any other corporation, firm, trust, individual or association, including any other investment company, so long as its services hereunder are not impaired thereby. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Manager to engage in any other business or to devote his time and attention in part to the management or other aspects of any other business, whether of a similar or dissimilar nature.

          8. Subject to paragraph 9 hereof, the Manager shall not be responsible for any action of the Board of Directors of the Fund or any committee thereof in following or declining to follow any advice or recommendation of the Manager. The Manager shall be entitled to rely on express written instructions of the President or any Vice President of the Fund or of a majority of the Board of Directors of the Fund.

          9. Neither the Manager, nor any director, officer, agent or employee of the Manager shall be liable or responsible to the Fund or its stockholders except for willful misfeasance, bad faith, gross negligence or reckless disregard of their respective duties. The Fund will hold the Manager harmless against judgments, but not expenses of defense or settlements, rendered against the Manager which (a) result from specific actions or omissions by the Manager in respect of the performance of its obligations hereunder, which specific acts or omissions occur as a result of express written instructions of the President or any Vice President of the Fund or of a majority of the Board of Directors of the Fund, and (b) arise in actions in which there is an express finding that such specific acts or omissions did not constitute willful misfeasance, bad faith, gross negligence or reckless disregard of its duty.

          10. The Manager shall not be liable or responsible for any acts or omissions of any predecessor manager or of any other persons having responsibility for matters to which this Agreement relates, nor shall the Manager be responsible for reviewing any such acts or omissions. The Manager shall, however, be liable for its own acts and omissions subsequent to assuming responsibility under this Agreement as herein provided.

          11. This Agreement shall remain in effect until July 31, 2003, unless sooner terminated as hereinafter provided. This Agreement shall continue in effect from year to year thereafter provided its continuance is specifically approved at least annually by vote of a majority of the outstanding voting securities of the Fund or by vote of the Board of Directors of the Fund, and by a majority of the members of the Board of Directors of the Fund who are not parties to this Agreement or "interested persons" (as defined in the Investment Company Act) of any party to this Agreement, which vote must be cast in person at a meeting called for the purpose of voting on approval of the terms of this Agreement and its continuance; provided, however, that (a) the Fund may, at any time and without the payment of any penalty, terminate this Agreement upon sixty days' written notice to the Manager either by majority vote of the Board of Directors of the Fund or by the vote of a majority of the outstanding voting securities of the Fund; (b) this Agreement shall immediately terminate in the event of its assignment (within the meaning of the Investment Company Act) unless such automatic termination shall be prevented by an exemptive order of the Securities and Exchange Commission; and (c) the Manager may terminate this Agreement without payment of penalty on sixty days' written notice to the Fund. All notices or communications hereunder shall be in writing and if sent to the Manager shall be mailed by first class mail, or delivered, or telegraphed or telexed and confirmed in writing to the Manager at 345 Park Avenue,

New York, New York 10154, Attn: General Counsel, or at such other address as the Manager shall have communicated in writing to the Fund, and if sent to the Fund shall be mailed by first class mail, or delivered, or telegraphed or telexed and confirmed in writing to the Fund at 101 California Street, Suite 4100, San Francisco, California 94111, Attn: Fund Secretary, or at such other address as the Fund shall have communicated in writing to the Manager.

          12. For purposes of this Agreement, a "majority of the outstanding voting securities of the Fund" shall be determined in accordance with the applicable provisions of the Investment Company Act.

          13. This Agreement shall be construed in accordance with the laws of the State of California and the applicable provisions of the Investment Company Act. To the extent applicable law of the State of California, or any of the provisions herein, conflict with applicable provisions of the Investment Company Act, the latter shall control.

          IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement.

                                        MONTGOMERY STREET INCOME SECURITIES,
                                        INC.


                                        By: /s/ Maureen E. Kane
                                            ------------------------------------
                                            Maureen E. Kane, Vice President


                                        DEUTSCHE INVESTMENT MANAGEMENT AMERICAS
                                        INC.


                                        By: /s/ Caroline Pearson
                                            ------------------------------------
                                            Caroline Pearson, Managing Director

                                                                       Exhibit C

                      INTERIM INVESTMENT ADVISORY AGREEMENT

     This Interim Investment Advisory Agreement (this "Agreement") is made as of this 9th day of June, 2006, by and between MONTGOMERY STREET INCOME SECURITIES, INC., a closed-end registered investment company organized pursuant to the laws of the State of Maryland (the "Company"), and HARTFORD INVESTMENT MANAGEMENT COMPANY, a corporation organized pursuant to the laws of the State of Delaware (the "Adviser").

     WHEREAS, the Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and is in the business of providing investment management services;

     WHEREAS, the Company is a closed-end investment company registered with the Securities and Exchange Commission ("SEC") pursuant to the Investment Company Act of 1940, as amended ("1940 Act");

     WHEREAS, the Management and Investment Advisory Agreement between the Company and Deutsche Investment Management Americas Inc. ("DIMA"), dated August 15, 2002 (the "Prior Advisory Agreement"), was terminated by the Board of Directors of the Company as of the date hereof;

     WHEREAS, the Company and the Adviser are entering into this Agreement in reliance on Rule 15a-4 under the 1940 Act, which provides a temporary exemption from the shareholder approval requirement of Section 15(a) of the 1940 Act; and

     WHEREAS, the Company desires to retain the Adviser on an interim basis in accordance with Rule 15a-4 to render investment advisory services to all of the assets of the Company (the "Account"), in the manner and on the terms hereinafter set forth.

     NOW, THEREFORE, in consideration of the mutual agreements herein made, the Company and the Adviser agree as follows:

     1. APPOINTMENT AND EXPENSES OF THE ADVISER. The Company hereby appoints the Adviser to serve as investment adviser with respect to the Account, and to perform the services hereinafter set forth, and the Adviser hereby accepts such appointment. The Adviser agrees, for the compensation herein provided, to assume all obligations herein provided and bear all its personnel and other expenses associated with the performance of its services hereunder. The Company shall be responsible for the Company's and the Account's administrative and other direct expenses, including, but not limited to: (a) fees pursuant to any plan of distribution that the Company may adopt; (b) the Account's brokerage and commission expenses, including all ordinary and reasonable transaction costs;
(c) fees and expenses of pricing services used by the

Company to determine the value of the Account's holdings; (d) Federal, state, local and foreign taxes, including issue and transfer taxes incurred by or levied on the Company or the Account; (e) interest charges on any Account borrowings; (f) the Company's organizational and offering expenses, if any; (g) fees and expenses of registering the Company's shares under the appropriate Federal securities laws and of qualifying the Company's shares under applicable state securities laws and pursuant to any foreign laws; (h) expenses of printing and distributing reports to the Company's shareholders, proxy materials, prospectuses and distribution of dividends; (i) costs of the Company's shareholders' meetings and proxy solicitation; (j) charges and expenses of the Company's custodian and registrar, transfer agent and dividend disbursing agent;
(k) compensation of the Company's officers, directors and employees; (l) the Company's legal and auditing expenses; (m) cost of certificates representing shares of the Company; (n) the Company's costs of stationery and supplies; (o) the Company's insurance expenses; (p) the Company's association membership dues; and (q) travel expenses for attendance at Board of Directors' meetings by members of the Board of Directors of the Company (the "Board").

     2. DUTIES OF THE ADVISER. In performing its duties hereunder, the Adviser shall formulate and implement a continuing program for the management of the Account. The Adviser shall make all determinations with respect to the investment of the assets of the Account and shall take such steps as may be necessary to implement the same, including the placement of purchase and sale orders with respect to the Account. The Company shall be responsible for the administration of the activities of the Company and the Account, including compliance with the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations, except for the investment management activities specifically delegated to the Adviser pursuant to this Agreement.

     3. POWERS OF THE ADVISER.

          3.1. The Adviser's power to direct the investment and reinvestment of the assets in the Account shall be exercised in accordance with applicable law, the Company's Articles of Incorporation and the investment objectives, policies and restrictions set forth in the Company's then-current Form N-2 Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, as such Registration Statement may be supplemented by changes approved by the Company's shareholders or disclosed in the Company's annual shareholder reports as provided in Rule 8b-16 under the 1940 Act (the "Registration Statement"). The Company may also place additional limitations on the Adviser's investment decisions by written notice to the Adviser. The Company agrees to provide promptly to the Adviser a copy of the documents mentioned above and all changes made to such documents. The Adviser shall not be bound by any changes to the Company's Articles of Incorporation or the Registration Statement and shall have no responsibility to monitor compliance with limitations or restrictions specifically applicable to the Company imposed by such changes until the Adviser has received written notice of any such change, limitation or restriction. The Company hereby directs the Adviser to select investments for the Account in compliance with the Registration Statement and on the basis of the investments' possibilities for achieving the

Account's stated objectives. The Company understands that there can be no assurance that such objectives will be achieved. The Company shall also be required to notify the Adviser in writing of specific restrictions governing the Account under the current or future laws of any state or by virtue of the terms of any other contract or instrument purporting to bind the Company.

          3.2. The Adviser will have day-to-day responsibility for the discretionary investment decisions to be made on behalf of the Account, subject to oversight of the Board. Such oversight shall not require prior approval of discretionary investment decisions made by the Adviser except as may be required by applicable law, the Company's investment objectives, policies and restrictions and/or any limitations imposed on the Adviser by the Company pursuant to the preceding paragraph. The Company shall retain the right to instruct the Adviser to effect any transactions necessary to ensure compliance with the Company's investment objectives, policies and restrictions as well as the requirements of Subchapter M of the Internal Revenue Code and the regulations promulgated thereunder, or as otherwise required by law.

          3.3. In the event the Adviser's compliance with any amendment of the Company's investment objectives, policies and restrictions or other limitations placed on the Adviser's investment decisions with respect to the Account would interfere with the completion of any transaction commenced on behalf of the Account prior to the Adviser's knowledge of such amendment, the Adviser may proceed with such transaction unless proceeding with the transaction would violate any applicable law, rule or regulation. The Adviser will not be responsible for any loss that may result from the completion of the transaction.

          3.4. Further, and except as may be qualified elsewhere in this Agreement, the Adviser is hereby authorized and directed, for and on behalf of the Company, with respect to the assets of the Account, in its discretion to:

               (a) exercise any conversion and/or subscription rights available in connection with any securities or other investments held in the Account;

               (b) maintain all or part of the Account's assets uninvested in short-term income-producing instruments for such periods of time as shall be deemed reasonable and prudent by the Adviser;

               (c) instruct the Company's Custodian (the "Custodian") to deliver for cash received, securities or other cash and/or securities instruments sold, exchanged, redeemed or otherwise disposed of from the Account, and to pay cash for securities or other cash and/or securities instruments delivered to the Custodian and/or credited to the Portfolio upon acquisition of the same for the Account;

               (d) assist in the valuation of the Company's securities and other assets in accordance with the Company's valuation policies and procedures: and

               (e) generally, perform any other act necessary to enable the Adviser to carry out its obligations under this Agreement.

     4. SELECTION OF BROKER-DEALERS.

          4.1 The Adviser may effect transactions for the Account with or through any broker-dealer that the Adviser selects, provided that the Adviser may not effect transactions with or through any broker-dealer that is an affiliate of the Adviser without the prior written consent of the Company and the adoption of any procedures required by law. When the Adviser places orders for the execution of transactions for the Account, the Adviser may allocate such transactions to such brokers and dealers for execution on such markets, at such prices and at such commission rates as in the good faith judgment of the Adviser will be in the best interest of the Company, taking into consideration in the selection of such brokers and dealers not only the available prices and rates of brokerage commissions, but also other relevant factors (such as, without limitation, execution capabilities, research and other services provided by such brokers or dealers which are expected to enhance the general portfolio management capabilities of the Adviser and the value of an ongoing relationship of the Adviser with such brokers and dealers) without having to demonstrate that such factors are of a direct benefit to the Account. Accordingly, the Adviser shall have no obligation to seek solely the lowest commission cost to the Account. Notwithstanding the foregoing, all transactions shall satisfy the requirements of Section 28(e) under the Securities Exchange Act of 1934, as amended.

          The Adviser is authorized to aggregate sales and purchase orders of assets on behalf of the Account with similar orders being placed simultaneously for other accounts of the Adviser. Such aggregated order prices, commissions or other expenses shall be equitably apportioned among participating accounts.

          4.2. The Company hereby agrees and consents that the Adviser and its affiliates are authorized to execute cross transactions for the Account provided such transactions comply with Rule 17a-7 under the 1940 Act and any other applicable laws or regulations.

     5. DOCUMENTATION TO BE FURNISHED; RECORDS. Each party hereby agrees to furnish the other party with such information, authorizations and documentation as such party may from time to time require to enable it to carry out its obligations under this Agreement. The Adviser shall keep records relating to the services to be performed by it hereunder in accordance with Section 31 of the 1940 Act, and the rules thereunder. The Adviser agrees that all such records are the property of the Company and will be promptly surrendered to the Company on and in accordance with its request.

     6. APPRAISAL AND REPORTS. The Adviser will provide to the Company, within a reasonable time period after the end of each calendar quarter and at such other times as the Company may reasonably request, an appraisal of the Account as of the last business day of each calendar quarter (the "Appraisal Date") during the term of this Agreement. Such appraisal shall be in the form of a written summary of the assets held in the Account on the Appraisal Date, as well as any other information with respect to the Account as the Company may reasonably request. The Adviser shall also make an in person presentation at each quarterly meeting of the Board, at times mutually agreeable to both parties, with respect to the assets in, the activity within and the performance of the Account during the preceding quarter. The Adviser shall provide to the Company and its agents such other information regarding the Account and the Adviser as the Company or its agents may reasonably request or as shall be required by law. The Adviser shall inform the Company promptly of any change in the senior personnel providing services to the Company.

     7. COMPENSATION TO ADVISER. For the Adviser's services under this Agreement, the Adviser will be paid a fee equal to the product of (a) one quarter of 0.25%, times (b) the average of the net assets of the Company on the last business day of each calendar month of the then ended calendar quarter; provided, however, that the compensation received by the Adviser under this Agreement, when added to the compensation received by Jackson National Asset Management, LLC ("JNAM") under the Fund Accounting and Administration Services Agreement between the Company and JNAM, dated as of the date hereof, shall in no event exceed the compensation DIMA would have received under the Prior Advisory Agreement. The fees are payable at the end of each calendar quarter for services provided by the Adviser during the prior three months. If the Adviser shall serve for less than the whole of any calendar quarter, its compensation shall be determined as provided above on the basis of the value of the assets in the Account and shall be payable on a pro-rata basis for the part of the quarter during which it served as the Adviser hereunder.

     8. CUSTODY, DELIVERY AND RECEIPT OF SECURITIES. The Company will be responsible for the establishment and maintenance of proper arrangements regarding the custody of the securities and other assets in the Account.

     The Company will authorize the Custodian to follow the Adviser's instructions to make and accept payments for, and to deliver to or receive, securities, cash or other investments purchased, sold, redeemed, exchanged, pledged or loaned for the Account. The Company may change such instructions and such other provisions from time to time by written notice to the Adviser. The Company also will instruct the Custodian to send the Company and the Adviser monthly statements showing the assets in and all transactions for the Account during the month, including any payments of the Adviser's fees.

     9. RISK ACKNOWLEDGMENT. The Company acknowledges and agrees that references (if any) herein or in the Registration Statement to "targets", "objectives", "benchmarks" or similar terms are not to be construed as a guarantee by the Adviser of a specific rate of return on the Account on an absolute basis or as compared to any defined benchmark. The Company acknowledges that Adviser's past performance is not a guarantee of any future results. The Adviser does not guarantee the future performance of the Account or any specific level of performance, the success of any investment decision or strategy that the Adviser may use, or the success of the Adviser's overall management of the Account. The Company understands that investment decisions made for the Account by the Adviser are subject to various market, currency, economic and business risks, and that those investment decisions will not always be profitable.

     10. SERVICES TO OTHER CLIENTS. It is understood that the Adviser and its affiliates perform investment advisory services for various clients (including investment companies). The Company agrees that the Adviser may give advice and take action with respect to any of its other clients which may differ from advice given or the timing or nature of action taken with respect to the Account, so long as it is the Adviser's policy, to the extent practical, to allocate investment opportunities to the Account over a period of time on a fair and equitable basis relative to other clients. It is understood that the Adviser shall not have any obligation to purchase or sell, or to recommend for purchase or sale, for the Account any securities which its principals, affiliates or employees may purchase or sell for its or their own accounts or for the Account of any other client. This Agreement does not limit or restrict in any way the Adviser or any of its affiliates from buying, selling or trading in any securities for their own accounts.

     11. REPRESENTATIONS AND WARRANTIES OF THE ADVISER. The Adviser represents and agrees that:

          (a) The Adviser is registered, and will continue to be registered, as an "investment adviser" under the Advisers Act and is currently in compliance in all material respects and shall at all times continue to comply in all material respects with the requirements imposed upon it by the Advisers Act, the 1940 Act, the Internal Revenue Code, state securities laws, all applicable rules and regulations thereunder, and all other applicable laws, rules and regulations as they relate to the services provided under this Agreement. The Adviser will notify the Company promptly if it becomes aware of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9 of the 1940 Act or any other applicable law or regulation.

          (b) The Adviser has provided the Company with a copy of Part I and
     Part II of its most recent and complete Form ADV and will promptly furnish the Company with copies of any material amendments thereto.

          (c) The Adviser maintains, and will continue to maintain, written policies and procedures reasonably designed to prevent violation of the Federal Securities Laws, as provided in Rule 38a-1 under the 1940 Act.

          (d) The Adviser carries, and will continue to carry, general liability, errors and omissions, fidelity bond and other policies of insurance in amounts and scope that are commercially reasonable in light of the nature and scope of services to be provided under this Agreement.

     12. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and agrees that the Company is currently in material compliance and shall at all times continue to be in material compliance with the relevant requirements of the 1940 Act and all applicable state securities laws, and the rules thereunder.

     13. LIABILITY, INDEMNIFICATION AND FORCE MAJEURE.

          13.1. The Adviser, its affiliated firms or its or their employees, officers, or directors will not be liable for any error of judgment or mistake of law or for any loss suffered by the Account, the Company, or its shareholders in connection with the performance of their duties under this Agreement, except for loss resulting from willful misfeasance, bad faith or gross negligence on their part in the performance of their duties, from reckless disregard by them of their duties under this Agreement or from their violation of applicable law.

          13.2. The Company shall indemnify the Adviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including reasonable attorneys' fees, which may be sustained as a result of the Company's willful misconduct, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws, or as a result of any untrue statement of a material fact contained in the Registration Statement or Company marketing materials and advertising or the omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made other than in reliance upon and in conformity with written information furnished by the Adviser, or any affiliated person of the Adviser, or other than in reliance upon verbal information confirmed by the Adviser in writing; provided, however, that in no case is the Company's indemnity in favor of the Adviser or any affiliated person or controlling person of the

Adviser deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement or violation of applicable law.

          13.3. The Adviser shall indemnify the Company, its affiliated persons, and its officers, directors, employees, and agents for any liability and expenses, including reasonable attorneys' fees, which may be sustained as a result of the Adviser's willful misconduct, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, or as a result of any untrue statement of a material fact contained in the Registration Statement or in the Company's shareholder reports, proxy materials or other SEC filings or public disclosures, or the omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made in reliance upon and in conformity with written information furnished by the Adviser, or any affiliated person of the Adviser, or in reliance upon verbal information confirmed by the Adviser in writing.

          13.4. Neither party shall be held responsible for its nonperformance of any of its obligations under this Agreement by reason of any cause beyond its control, including any breakdown or failure of transmission, communication or computer facilities, postal or other strikes or similar industrial action and the failure of any relevant exchange, clearing house and/or broker for any reason to perform its obligations; provided, however, that each party shall have adequate disaster recovery plans and facilities in place at all times to perform its respective obligations hereunder.

          13.5. The Adviser shall have no obligation to seek any material non-public ("inside") information about any issuer of securities, and shall not purchase or sell, or recommend for purchase or sale, the securities of any issuer for the Account on the basis of any such information as may come into its possession.

     14. TERM AND TERMINATION.

          14.1. This Agreement shall become effective as of the date first above written and shall remain in force until a definitive agreement between the Company and the Adviser is approved by the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Company or 150 days from the date first above written, whichever occurs earlier.

          14.2. This Agreement may be terminated at any time without the payment of any penalty (1) by the Company by a vote of the Board on 60 days' written notice to the Adviser; (2) by the Company by a vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Company; or (3) by the Adviser on 60 days' written notice to the Company.

          14.3. This Agreement shall automatically terminate in the event of its assignment, as that term is defined in Section 2(a)(4) of the 1940 Act and the rules thereunder.

          14.4. The provisions of Sections 5, 11(d), 13.2, 13.3, and 21 shall survive the termination of this Agreement.

     15. AMENDMENT. No amendment to or modification of this Agreement shall be effective unless and until it is set forth in a written amendment signed by the Company and the Adviser and approved in accordance with the 1940 Act.

     16. AUTHORITY AND ENFORCEABILITY.

          16.1. Each of the parties to this Agreement hereby represents that it is duly authorized and empowered to execute, deliver, and perform this Agreement and that such actions do not conflict with or violate any provision of law, rule, regulation, other legal requirement, contract or other instrument to which it is a party or to which it is subject and that this Agreement constitutes a valid and binding obligation, inuring to the benefit of the Company and the Adviser and their respective successors, enforceable in accordance with its terms.

          16.2. If any provision of this Agreement shall be held or made invalid or unenforceable by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and any such invalid or unenforceable provision shall be deemed to be replaced with a valid and enforceable provision that most closely reflects the intention of the parties.

     17. APPLICABLE LAW. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the State of California which apply to contracts made and to be performed in the State of California.

     18. NOTICES. Any notice, direction, instruction, acknowledgment, or other communication required or contemplated by this Agreement shall be in writing by personal delivery, overnight courier, facsimile or email (confirmed by facsimile) and addressed as follows:

To the Company: Richard J. Bradshaw
                Cooley Godward LLP
                Five Palo Alto Square
                3000 El Camino Real
                Palo Alto, CA 94306-2155
                Facsimile No.: (650) 857-0663
                Email: bradshawrj@cooley.com

                With a copy to:

                Andre W. Brewster, Esq.
                Howard Rice Nemerovski Canady Falk & Rabkin
                3 Embarcadero Center
                San Francisco, CA 94111-4024
                Facsimile No.: (415) 217-5910
                Email: abrewster@howardrice.com

To the Adviser: Hartford Investment Management Company
                55 Farmington Avenue, 12th Floor
                Hartford, Connecticut 06105
                Attention: Mr. John Cardinali, Vice President
                Facsimile No.: (860) 297-8878
                Email: john.cardinali@thehartford.com

Such communication shall be deemed to have been given on the date received. Any party hereto by notice hereunder to the other may designate a different address.

     19. VOTING OF CORPORATE ACTIONS. The Adviser shall promptly execute or cause to be executed corporate actions, amendments, waivers, consents, proxies and other related documentation, to the extent received from the Custodian, for issuers of the securities being held in the Account in a manner which the Adviser reasonably believes is in the best interest of the Account and in accordance with any applicable policies and procedures approved by the Board. The Company shall ensure that the Custodian of the Account is provided written notice of the Adviser's authority to vote corporate actions and proxies pursuant to this Agreement.

     20. CLASS ACTIONS. The Adviser shall act for the Company in class actions involving securities or other assets held in the Account in accordance with any applicable policies and procedures approved by the Board.

     21. CONFIDENTIALITY. The Adviser agrees to treat confidentially and as proprietary information of the Company all records and other information related to the Company, and not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder. However, the Adviser may disclose such records and information (a) to the Company's agents, (b) as required by broker-dealers in connection with trading in the Account, or (c) after prior notification to and approval in writing by the Company, which approval may not be withheld where such disclosure is required by law. The Adviser shall be permitted to include the Company in its list of clients and disclose the contents of such list to third parties in the normal course of the Adviser's business.

     22. MISCELLANEOUS. This Agreement may be executed in counterparts, each of which shall be considered as an original. Where the context allows, words in the plural shall include the singular and the singular shall include the plural. This Agreement contains the entire agreement between the parties with respect to the subject matter hereof. The waiver by any party of a breach of any provision of this Agreement by the other party shall not operate or be construed as a waiver of any subsequent breach by such other party. The Company acknowledges receipt of Part II of the Adviser's Form ADV filed with the SEC pursuant to
Section 203(c) of the Advisers Act, which states information relative to the Adviser's investment and brokerage policies and other important matters, and which the Adviser warrants is the current filing of such form, at least 48 hours prior to the execution of this Agreement, as required by Rule 204-3 under the Advisers Act.

                                        MONTGOMERY STREET INCOME SECURITIES,
                                        INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        HARTFORD INVESTMENT MANAGEMENT COMPANY


                                        By:
                                            ------------------------------------
                                        Name: William H. Davison, Jr.
                                        Title: Managing Director

                                                                       Exhibit D

                          INVESTMENT ADVISORY AGREEMENT

     This Investment Advisory Agreement (this "Agreement") is made as of this 13th day of July, 2006, by and between MONTGOMERY STREET INCOME SECURITIES, INC., a closed-end registered investment company organized pursuant to the laws of the State of Maryland (the "Company"), and HARTFORD INVESTMENT MANAGEMENT COMPANY, a corporation organized pursuant to the laws of the State of Delaware (the "Adviser").

     WHEREAS, the Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and is in the business of providing investment management services;

     WHEREAS, the Company is a closed-end investment company registered with the Securities and Exchange Commission ("SEC") pursuant to the Investment Company Act of 1940, as amended ("1940 Act"); and

     WHEREAS, the Company desires to retain the Adviser to render investment advisory services to all of the assets of the Company (the "Account"), in the manner and on the terms hereinafter set forth.

     NOW, THEREFORE, in consideration of the mutual agreements herein made, the Company and the Adviser agree as follows:

     1. APPOINTMENT AND EXPENSES OF THE ADVISER. The Company hereby appoints the Adviser to serve as investment adviser with respect to the Account, and to perform the services hereinafter set forth, and the Adviser hereby accepts such appointment. The Adviser agrees, for the compensation herein provided, to assume all obligations herein provided and bear all its personnel and other expenses associated with the performance of its services hereunder. The Company shall be responsible for the Company's and the Account's administrative and other direct expenses, including, but not limited to: (a) fees pursuant to any plan of distribution that the Company may adopt; (b) the Account's brokerage and commission expenses, including all ordinary and reasonable transaction costs;
(c) fees and expenses of pricing services used by the Company to determine the value of the Account's holdings; (d) Federal, state, local and foreign taxes, including issue and transfer taxes incurred by or levied on the Company or the Account; (e) interest charges on any Account borrowings; (f) the Company's organizational and offering expenses, if any; (g) fees and expenses of registering the Company's shares under the appropriate Federal securities laws and of qualifying the Company's shares under applicable state securities laws and pursuant to any foreign laws; (h) expenses of printing and distributing reports to the Company's shareholders, proxy materials, prospectuses and distribution of dividends; (i) costs of the Company's shareholders' meetings and proxy solicitation; (j) charges and expenses of the Company's custodian and registrar, transfer agent and dividend disbursing agent; (k) compensation of the Company's officers, directors and employees; (l) the Company's legal and auditing expenses; (m) cost of certificates representing shares of the Company;
(n) the Company's costs of stationery and supplies; (o) the Company's insurance expenses; (p) the Company's association membership dues; and (q) travel expenses for attendance at Board of Directors' meetings by members of the Board of Directors of the Company (the "Board").

     2. DUTIES OF THE ADVISER. In performing its duties hereunder, the Adviser shall formulate and implement a continuing program for the management of the Account. The Adviser shall make all determinations with respect to the investment of the assets of the Account and shall take such steps as may be necessary to implement the same, including the placement of purchase and sale orders with respect to the Account. The Company shall be responsible for the administration of the activities of the Company and the Account, including compliance with the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations, except for the investment management activities specifically delegated to the Adviser pursuant to this Agreement.

     3. POWERS OF THE ADVISER.

          3.1. The Adviser's power to direct the investment and reinvestment of the assets in the Account shall be exercised in accordance with applicable law, the Company's Articles of Incorporation and the investment objectives, policies and restrictions set forth in the Company's then-current Form N-2 Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, as such Registration Statement may be supplemented by changes approved by the Company's shareholders or disclosed in the Company's annual shareholder reports as provided in Rule 8b-16 under the 1940 Act (the "Registration Statement"). The Company may also place additional limitations on the Adviser's investment decisions by written notice to the Adviser. The Company agrees to provide promptly to the Adviser a copy of the documents mentioned above and all changes made to such documents. The Adviser shall not be bound by any changes to the Company's Articles of Incorporation or the Registration Statement and shall have no responsibility to monitor compliance with limitations or restrictions specifically applicable to the Company imposed by such changes until the Adviser has received written notice of any such change, limitation or restriction. The Company hereby directs the Adviser to select investments for the Account in compliance with the Registration Statement and on the basis of the investments' possibilities for achieving the Account's stated objectives. The Company understands that there can be no assurance that such objectives will be achieved. The Company shall also be required to notify the Adviser in writing of specific restrictions governing the Account under the current or future laws of any state or by virtue of the terms of any other contract or instrument purporting to bind the Company.

          3.2. The Adviser will have day-to-day responsibility for the discretionary investment decisions to be made on behalf of the Account, subject to oversight of the Board. Such oversight shall not require prior approval of discretionary investment decisions made by the Adviser except as may be required by applicable law, the Company's investment objectives, policies and restrictions and/or any limitations imposed on the Adviser by the Company pursuant to the preceding paragraph. The Company shall retain the right to instruct the Adviser to effect any transactions necessary to ensure compliance with the Company's investment objectives, policies and restrictions as well as the requirements of Subchapter M of the Internal Revenue Code and the regulations promulgated thereunder, or as otherwise required by law.

          3.3. In the event the Adviser's compliance with any amendment of the Company's investment objectives, policies and restrictions or other limitations placed on the Adviser's investment decisions with respect to the Account would interfere with the completion of any transaction commenced on behalf of the Account prior to the Adviser's knowledge of such amendment, the Adviser may proceed with such transaction unless proceeding with the transaction would violate any applicable law, rule or regulation. The Adviser will not be responsible for any loss that may result from the completion of the transaction.

          3.4. Further, and except as may be qualified elsewhere in this Agreement, the Adviser is hereby authorized and directed, for and on behalf of the Company, with respect to the assets of the Account, in its discretion to:

               (a) exercise any conversion and/or subscription rights available in connection with any securities or other investments held in the Account;

               (b) maintain all or part of the Account's assets uninvested in short-term income-producing instruments for such periods of time as shall be deemed reasonable and prudent by the Adviser;

               (c) instruct the Company's Custodian (the "Custodian") to deliver for cash received, securities or other cash and/or securities instruments sold, exchanged, redeemed or otherwise disposed of from the Account, and to pay cash for securities or other cash and/or securities instruments delivered to the Custodian and/or credited to the Portfolio upon acquisition of the same for the Account;

               (d) assist in the valuation of the Company's securities and other assets in accordance with the Company's valuation policies and procedures: and

               (e) generally, perform any other act necessary to enable the Adviser to carry out its obligations under this Agreement.

     4. SELECTION OF BROKER-DEALERS.

          4.1 The Adviser may effect transactions for the Account with or through any broker-dealer that the Adviser selects, provided that the Adviser may not effect transactions with or through any broker-dealer that is an affiliate of the Adviser without the prior written consent of the Company and the adoption of any procedures required by law. When the Adviser places orders for the execution of transactions for the Account, the Adviser may allocate such transactions to such brokers and dealers for execution on such markets, at such prices and at such commission rates as in the good faith judgment of the Adviser will be in the best interest of the Company, taking into consideration in the selection of such brokers and dealers not only the available prices and rates of brokerage commissions, but also other relevant factors (such as, without limitation, execution capabilities, research and other services provided by such brokers or dealers which are expected to enhance the general portfolio management capabilities of the Adviser and the value of an ongoing relationship of the Adviser with such brokers and dealers) without having to demonstrate that such factors are of a direct benefit to the Account. Accordingly, the Adviser shall have no obligation to seek solely the lowest commission cost to the Account. Notwithstanding the foregoing, all transactions shall satisfy the requirements of Section 28(e) under the Securities Exchange Act of 1934, as amended.

          The Adviser is authorized to aggregate sales and purchase orders of assets on behalf of the Account with similar orders being placed simultaneously for other accounts of the Adviser. Such aggregated order prices, commissions or other expenses shall be equitably apportioned among participating accounts.

          4.2. The Company hereby agrees and consents that the Adviser and its affiliates are authorized to execute cross transactions for the Account provided such transactions comply with Rule 17a-7 under the 1940 Act and any other applicable laws or regulations.

     5. DOCUMENTATION TO BE FURNISHED; RECORDS. Each party hereby agrees to furnish the other party with such information, authorizations and documentation as such party may from time to time require to enable it to carry out its obligations under this Agreement. The Adviser shall keep records relating to the services to be performed by it hereunder in accordance with Section 31 of the 1940 Act, and the rules thereunder. The Adviser agrees that all such records are the property of the Company and will be promptly surrendered to the Company on and in accordance with its request.

     6. APPRAISAL AND REPORTS. The Adviser will provide to the Company, within a reasonable time period after the end of each calendar quarter and at such other times as the Company may reasonably request, an appraisal of the Account as of the last business day of each calendar quarter (the "Appraisal Date") during the term of this Agreement. Such appraisal shall be in the form of a written summary of the assets held in the Account on the Appraisal Date, as well as any other information with respect to the Account as the Company may reasonably request. The Adviser shall also make an in person presentation at each quarterly meeting of the Board, at times mutually agreeable to both parties, with respect to the assets in, the activity within and the performance of the Account during the preceding quarter. The Adviser shall provide to the Company and its agents such other information regarding the Account and the Adviser as the Company or its agents may reasonably request or as shall be required by law. The Adviser shall inform the Company promptly of any change in the senior personnel providing services to the Company.

     7. COMPENSATION TO ADVISER. For the Adviser's services under this Agreement, the Adviser will be paid a fee equal to the product of (a) one quarter of 0.25%, times (b) the average of the net assets of the Company on the last business day of each calendar month of the then ended calendar quarter. The fees are payable at the end of each calendar quarter for services provided by the Adviser during the prior three months. If the Adviser shall serve for less than the whole of any calendar quarter, its compensation shall be determined as provided above on the basis of the value of the assets in the Account and shall be payable on a pro-rata basis for the part of the quarter during which it served as the Adviser hereunder.

     8. CUSTODY, DELIVERY AND RECEIPT OF SECURITIES. The Company will be responsible for the establishment and maintenance of proper arrangements regarding the custody of the securities and other assets in the Account.

     The Company will authorize the Custodian to follow the Adviser's instructions to make and accept payments for, and to deliver to or receive, securities, cash or other investments purchased, sold, redeemed, exchanged, pledged or loaned for the Account. The Company may change such instructions and such other provisions from time to time by written notice to the Adviser. The Company also will instruct the Custodian to send the Company and the Adviser monthly statements showing the assets in and all transactions for the Account during the month, including any payments of the Adviser's fees.

     9. RISK ACKNOWLEDGMENT. The Company acknowledges and agrees that references (if any) herein or in the Registration Statement to "targets", "objectives", "benchmarks" or similar terms are not to be construed as a guarantee by the Adviser of a specific rate of return on the Account on an absolute basis or as compared to any defined benchmark. The Company acknowledges that Adviser's past performance is not a guarantee of any future results. The Adviser does not guarantee the future performance of the Account or any specific level of performance, the success of any investment decision or strategy that the Adviser may use, or the success of the Adviser's overall management of the Account. The Company understands that investment decisions made for the Account by the Adviser are subject to various market, currency, economic and business risks, and that those investment decisions will not always be profitable.

     10. SERVICES TO OTHER CLIENTS. It is understood that the Adviser and its affiliates perform investment advisory services for various clients (including investment companies). The Company agrees that the Adviser may give advice and take action with respect to any of its other clients which may differ from advice given or the timing or nature of action taken with respect to the Account, so long as it is the Adviser's policy, to the extent practical, to allocate investment opportunities to the Account over a period of time on a fair and equitable basis relative to other clients. It is understood that the Adviser shall not have any obligation to purchase or sell, or to recommend for purchase or sale, for the Account any securities which its principals, affiliates or employees may purchase or sell for its or their own accounts or for the Account of any other client. This Agreement does not limit or restrict in any way the Adviser or any of its affiliates from buying, selling or trading in any securities for their own accounts.

     11. REPRESENTATIONS AND WARRANTIES OF THE ADVISER. The Adviser represents and agrees that:

          (a) The Adviser is registered, and will continue to be registered, as an "investment adviser" under the Advisers Act and is currently in compliance in all material respects and shall at all times continue to comply in all material respects with the requirements imposed upon it by the Advisers Act, the 1940 Act, the Internal Revenue Code, state securities laws, all applicable rules and regulations thereunder, and all other applicable laws, rules and regulations as they relate to the services provided under this Agreement. The Adviser will notify the Company promptly if it becomes aware of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9 of the 1940 Act or any other applicable law or regulation.

          (b) The Adviser has provided the Company with a copy of Part I and
     Part II of its most recent and complete Form ADV and will promptly furnish the Company with copies of any material amendments thereto.

          (c) The Adviser maintains, and will continue to maintain, written policies and procedures reasonably designed to prevent violation of the Federal Securities Laws, as provided in Rule 38a-1 under the 1940 Act.

          (d) The Adviser carries, and will continue to carry, general liability, errors and omissions, fidelity bond and other policies of insurance in amounts and scope that are commercially reasonable in light of the nature and scope of services to be provided under this Agreement.

     12. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and agrees that the Company is currently in material compliance and shall at all times continue to be in material compliance with the relevant requirements of the 1940 Act and all applicable state securities laws, and the rules thereunder.

     13. LIABILITY, INDEMNIFICATION AND FORCE MAJEURE.

          13.1. The Adviser, its affiliated firms or its or their employees, officers, or directors will not be liable for any error of judgment or mistake of law or for any loss suffered by the Account, the Company, or its shareholders in connection with the performance of their duties under this Agreement, except for loss resulting from willful misfeasance, bad faith or gross negligence on their part in the performance of their duties, from reckless disregard by them of their duties under this Agreement or from their violation of applicable law.

          13.2. The Company shall indemnify the Adviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including reasonable attorneys' fees, which may be sustained as a result of the Company's willful misconduct, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws, or as a result of any untrue statement of a material fact contained in the Registration Statement or Company marketing materials and advertising or the omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made other than in reliance upon and in conformity with written information furnished by the Adviser, or any affiliated person of the Adviser, or other than in reliance upon verbal information confirmed by the Adviser in writing; provided, however, that in no case is the Company's indemnity in favor of the Adviser or any affiliated person or controlling person of the

Adviser deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement or violation of applicable law.

          13.3. The Adviser shall indemnify the Company, its affiliated persons, and its officers, directors, employees, and agents for any liability and expenses, including reasonable attorneys' fees, which may be sustained as a result of the Adviser's willful misconduct, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, or as a result of any untrue statement of a material fact contained in the Registration Statement or in the Company's shareholder reports, proxy materials or other SEC filings or public disclosures, or the omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made in reliance upon and in conformity with written information furnished by the Adviser, or any affiliated person of the Adviser, or in reliance upon verbal information confirmed by the Adviser in writing.

          13.4. Neither party shall be held responsible for its nonperformance of any of its obligations under this Agreement by reason of any cause beyond its control, including any breakdown or failure of transmission, communication or computer facilities, postal or other strikes or similar industrial action and the failure of any relevant exchange, clearing house and/or broker for any reason to perform its obligations; provided, however, that each party shall have adequate disaster recovery plans and facilities in place at all times to perform its respective obligations hereunder.

          13.5. The Adviser shall have no obligation to seek any material non-public ("inside") information about any issuer of securities, and shall not purchase or sell, or recommend for purchase or sale, the securities of any issuer for the Account on the basis of any such information as may come into its possession.

     14. TERM, RENEWAL AND TERMINATION.

          14.1. This Agreement shall become effective as of the date first above written and shall remain in force until July 31, 2007 and thereafter for successive annual periods so long as each such continuance is specifically approved at least annually by (1) a majority of the Directors of the Company who are not parties to this Agreement or interested persons (as defined in the 1940
Act) of any such parties, by vote cast in person at a meeting called for the purpose of voting on such approval; and (2) a vote of the Board or the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Company.

          14.2. This Agreement may be terminated at any time without the payment of any penalty (1) by the Company by a vote of the Board on 60 days' written notice to the Adviser; (2) by the Company by a vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Company; or (3) by the Adviser on 60 days' written notice to the Company.

          14.3. This Agreement shall automatically terminate in the event of its assignment, as that term is defined in Section 2(a)(4) of the 1940 Act and the rules thereunder.

          14.4. The provisions of Sections 5, 11(d), 13.2, 13.3, and 21 shall survive the termination of this Agreement.

     15. AMENDMENT. No amendment to or modification of this Agreement shall be effective unless and until it is set forth in a written amendment signed by the Company and the Adviser and approved in accordance with the 1940 Act.

     16. AUTHORITY AND ENFORCEABILITY.

          16.1. Each of the parties to this Agreement hereby represents that it is duly authorized and empowered to execute, deliver, and perform this Agreement and that such actions do not conflict with or violate any provision of law, rule, regulation, other legal requirement, contract or other instrument to which it is a party or to which it is subject and that this Agreement constitutes a valid and binding obligation, inuring to the benefit of the Company and the Adviser and their respective successors, enforceable in accordance with its terms.

          16.2. If any provision of this Agreement shall be held or made invalid or unenforceable by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and any such invalid or unenforceable provision shall be deemed to be replaced with a valid and enforceable provision that most closely reflects the intention of the parties.

     17. APPLICABLE LAW. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the State of California which apply to contracts made and to be performed in the State of California.

     18. NOTICES. Any notice, direction, instruction, acknowledgment, or other communication required or contemplated by this Agreement shall be in writing by personal delivery, overnight courier, facsimile or email (confirmed by facsimile) and addressed as follows:

          To the Company: Richard J. Bradshaw
                          Cooley Godward LLP
                          Five Palo Alto Square
                          3000 El Camino Real
                          Palo Alto, CA 94306-2155
                          Facsimile No.: (650) 857-0663
                          Email: bradshawrj@cooley.com

                          With a copy to:

                          Andre W. Brewster, Esq.
                          Howard Rice Nemerovski Canady Falk & Rabkin
                          3 Embarcadero Center
                          San Francisco, CA  94111-4024
                          Facsimile No.: (415) 217-5910
                          Email: abrewster@howardrice.com

          To the Adviser: Hartford Investment Management Company
                          55 Farmington Avenue, 12th Floor
                          Hartford, Connecticut 06105
                          Attention: Mr. John Cardinali, Vice President Facsimile No.: (860) 297-8878
                          Email: john.cardinali@thehartford.com

Such communication shall be deemed to have been given on the date received. Any party hereto by notice hereunder to the other may designate a different address.

     19. VOTING OF CORPORATE ACTIONS. The Adviser shall promptly execute or cause to be executed corporate actions, amendments, waivers, consents, proxies and other related documentation, to the extent received from the Custodian, for issuers of the securities being held in the Account in a manner which the Adviser reasonably believes is in the best interest of the Account and in accordance with any applicable policies and procedures approved by the Board. The Company shall ensure that the Custodian of the Account is provided written notice of the Adviser's authority to vote corporate actions and proxies pursuant to this Agreement.

     20. CLASS ACTIONS. The Adviser shall act for the Company in class actions involving securities or other assets held in the Account in accordance with any applicable policies and procedures approved by the Board.

     21. CONFIDENTIALITY. The Adviser agrees to treat confidentially and as proprietary information of the Company all records and other information related to the Company, and not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder. However, the Adviser may disclose such records and information (a) to the Company's agents, (b) as required by broker-dealers in connection with trading in the Account, or (c) after prior notification to and approval in writing by the Company, which approval may not be withheld where such disclosure is required by law. The Adviser shall be permitted to include the Company in its list of clients and disclose the contents of such list to third parties in the normal course of the Adviser's business.

     22. MISCELLANEOUS. This Agreement may be executed in counterparts, each of which shall be considered as an original. Where the context allows, words in the plural shall include the singular and the singular shall include the plural. This Agreement contains the entire agreement between the parties with respect to the subject matter hereof. The waiver by any party of a breach of any provision of this Agreement by the other party shall not operate or be construed as a waiver of any subsequent breach by such other party. The Company acknowledges receipt of Part II of the Adviser's Form ADV filed with the SEC pursuant to
Section 203(c) of the Advisers Act, which states information relative to the Adviser's investment and brokerage policies and other important matters, and which the Adviser warrants is the current filing of such form, at least 48 hours prior to the execution of this Agreement, as required by Rule 204-3 under the Advisers Act.

                                        MONTGOMERY STREET INCOME SECURITIES,
                                        INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        HARTFORD INVESTMENT MANAGEMENT COMPANY


                                        By:
                                            ------------------------------------
                                        Name: William H. Davison, Jr.
                                        Title: Managing Director

                                                                       Exhibit E

INVESTMENT ADVISORY AND MANAGEMENT FEE RATES FOR FUNDS SUB-ADVISED BY THE INVESTMENT MANAGER WITH SIMILAR OBJECTIVES

                                                                                      FEES(1)
                                                                         --------------------------------    NET ASSETS
      CLOSED END FUNDS                        OBJECTIVE                        ASSETS         ANNUAL RATE    12/31/2005
      ----------------                        ---------                        ------         -----------    ----------
Hartford Income Shares Fund    Hartford Income Shares Fund is a          First $100 Million   0.45%         $102,318,531
                               closed-end diversified investment         Over $100 Million    0.40%
                               company which seeks a high level of       Plus 2% of investment income
                               current income through investment in a
                               diversified portfolio of debt
                               securities, some of which may be
                               privately placed and some of which may
                               have equity features. Capital
                               appreciation is a secondary objective.

                                                                                      FEES(1)
                                                                         --------------------------------    NET ASSETS
       OPEN END FUNDS                         OBJECTIVE                        ASSETS         ANNUAL RATE    12/31/2005
       --------------                         ---------                        ------         -----------    ----------

The Hartford Total Return      The Hartford Total Return Bond Fund is    First $500 Million   0.65%         $681,338,722
Bond Fund                      an open-end diversified fund which        Next $500 Million    0.55%
                               seeks a competitive total return          Next $4 Billion      0.50%
                               through investment in a diversified       Next $5 Billion      0.48%
                               portfolio of debt securities. Income is   Over $10 Billion     0.47%
                               a secondary objective.

The Hartford Income Fund       The Hartford Income Fund is an open-end   First $500 Million   0.60%         $57,709,524
                               diversified fund which seeks to provide   Next $4.5 Billion    0.55%
                               a high level of current income through    Next $5 Billion      0.53%
                               investment in a diversified portfolio     Over $10 Billion     0.52%
                               of debt securities. Capital
                               appreciation is a secondary objective.

The Hartford High Yield Fund   The Hartford High Yield Fund is an        First $500 Million   0.75%         $321,731,178
                               open-end diversified fund which seeks     Next $500 Million    0.65%
                               to provide a high level of current        Next $4 Billion      0.60%
                               income through investment in a            Next $5 Billion      0.58%
                               diversified portfolio of                  Over $10 Billion     0.57%(2)
                               non-investment-grade debt securities.
                               Growth of capital is a secondary
                               objective.

The Hartford US Government     The Hartford US Government Securities     First $50 Million    0.80%         $226,670,365
Securities Fund                Fund is an open-end fund which seeks to   Next $4.95 Billion   0.70%
                               provide a current income while            Next $5 Billion      0.68%
                               maintaining preservation of capital       Over $10 Billion     0.67%
                               consistent with prudent investment
                               risk. Investments will primarily be
                               made in securities issued or guaranteed
                               by the US Government or its agencies or
                               instrumentalities.


(1) Each fund pays this monthly management fee to Hartford Investment Financial Services Company ("HIFSCO"), as the investment advisor, based on a stated percentage of the fund's average daily net asset value. Hartford Investment Management Company (the "New Advisor") serves as a sub-advisor to each fund and is reimbursed on a cost basis for expenses incurred. The New Advisor does not specifically identify or bill costs on a fund-by-fund basis to HIFSCO.


(2) Effective November 1, 2005, HIFSCO has voluntarily agreed to waive 0.15% of the management fees until October 31, 2006.



                                       E-2